UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-10221

ALLIANCEBERNSTEIN TRUST

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

Alliance Bernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2011

Date of reporting period: May 31, 2011

ITEM 1. REPORTS TO STOCKHOLDERS.

SEMI-ANNUAL REPORT

AllianceBernstein Global Value Fund

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 14, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund will invest primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries, including the United States. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. The Fund normally invests in companies in at least three countries, generally including the United States. Other such countries currently include the developed nations in Europe and the Far East, Canada, Australia, and emerging market countries worldwide.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of their securities.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Index, for the six- and 12-month periods ended May 31, 2011.

The Fund’s Class A shares underperformed the benchmark for both the six- and 12-month periods ended May 31, 2011, before sales charges. For the six-month period, security selection drove the Fund’s deficit versus the benchmark. Stock selection was weak in the industrial commod-

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	1

ities, capital equipment and transportation sectors. Sector selection was positive, and offset some of these losses.

Security selection also negatively impacted performance during the 12-month period ended May 31, 2011. Security selection was negative, weighed down by the technology, energy and utilities sectors. Sector selection was positive, due to overweight positions in the energy, telecommunications and industrial commodities sectors.

Derivatives, primarily used to implement active currency management and gain equity exposure for cash balances, added to returns for both the six- and 12-month periods ended May 31, 2011.

Market Review and Investment Strategy

Global equity markets continued their upward progress for the six- and 12-month periods ended May 31, 2011, but markets were volatile.

Markets retreated during 2010, amid concerns over the global recovery and the sovereign debt crisis in Europe. However, they recovered over the course of the third quarter 2010, driven by a better-than-expected earnings season and stronger-than-forecasted economic data. Moreover, positive results from the European bank stress tests boosted confidence. Global equity markets advanced in the fourth quarter 2010 as optimism about the outlook for equities in 2011 eventually eclipsed anxiety about the imbalances facing the global economy. The upward move continued into 2011, as the global economic recovery continued and corporate profitability improved. But unrest in the Middle East and North Africa, the natural disaster in Japan and the re-emergence of the European sovereign debt crisis tempered market gains.

The Fund’s Global Value Senior Investment Management Team (the “Team”) emphasizes in the Fund companies with strong free cash flow generation that are selling at attractive valuations. The Team believes these opportunities are available across a wide range of sectors.

2	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Morgan Stanley Capital International (MSCI) World Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Global Value Fund*
Class A	13.47%	23.91%

Class B**	13.16%	22.90%

Class C	13.10%	22.93%

Advisor Class†	13.69%	24.22%

Class R†	13.46%	23.64%

Class K†	13.63%	24.02%

Class I†	13.80%	24.50%

MSCI World Index	14.85%	28.07%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced performance for all share classes of the Fund for the 12-month period ended May 31, 2011, by 0.02%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

†     Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	23.91%	18.59%
5 Years	-3.43%	-4.27%
10 Years	3.20%	2.74%

Class B Shares
1 Year	22.90%	18.90%
5 Years	-4.16%	-4.16%
10 Years(a)	2.61%	2.61%

Class C Shares
1 Year	22.93%	21.93%
5 Years	-4.13%	-4.13%
10 Years	2.48%	2.48%

Advisor Class Shares†
1 Year	24.22%	24.22%
5 Years	-3.13%	-3.13%
10 Years	3.50%	3.50%

Class R Shares†
1 Year	23.64%	23.64%
5 Years	-3.67%	-3.67%
Since Inception*	0.13%	0.13%

Class K Shares†
1 Year	24.02%	24.02%
5 Years	-3.43%	-3.43%
Since Inception*	0.37%	0.37%

Class I Shares†
1 Year	24.50%	24.50%
5 Years	-3.02%	-3.02%
Since Inception*	0.76%	0.76%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.59%, 2.38%, 2.32%, 1.29%, 1.85%, 1.58% and 1.15% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date: 3/1/05.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	23.74%
5 Years	-4.54%
10 Years	2.69%

Class B Shares
1 Year	24.27%
5 Years	-4.45%
10 Years(a)	2.54%

Class C Shares
1 Year	27.29%
5 Years	-4.40%
10 Years	2.41%

Advisor Class Shares†
1 Year	29.60%
5 Years	-3.42%
10 Years	3.42%

Class R Shares†
1 Year	28.80%
5 Years	-3.95%
Since Inception*	-0.19%

Class K Shares†
1 Year	29.15%
5 Years	-3.71%
Since Inception*	0.05%

Class I Shares†
1 Year	29.75%
5 Years	-3.31%
Since Inception*	0.44%

*	Inception date: 3/1/05.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-l) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010		Ending Account Value May 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,134.66	$1,016.65	$8.83	$8.35
Class B	$1,000	$1,000	$1,131.60	$1,012.72	$13.02	$12.29
Class C	$1,000	$1,000	$1,130.99	$1,013.06	$12.64	$11.94
Advisor Class	$1,000	$1,000	$1,136.94	$1,018.15	$7.25	$6.84
Class R	$1,000	$1,000	$1,134.62	$1,015.41	$10.16	$9.60
Class K	$1,000	$1,000	$1,136.29	$1,016.90	$8.58	$8.10
Class I	$1,000	$1,000	$1,138.05	$1,019.05	$6.29	$5.94
*	Expenses are equal to the classes’ annualized expense ratios of 1.66%, 2.45%, 2.38%, 1.36%, 1.91%, 1.61% and 1.18%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

MAY 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $119.4

*	All data are as of May 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investments purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 0.7% or less in the following countries: Australia, Belgium, Denmark, Hong Kong, India, Portugal, Taiwan and Turkey.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$3,026,595	2.5%
ING Groep NV	2,542,262	2.1
JPMorgan Chase & Co.	2,136,056	1.8
Johnson & Johnson	2,038,887	1.7
Ingersoll-Rand PLC	1,986,020	1.7
AstraZeneca PLC	1,973,192	1.7
Rio Tinto PLC	1,951,103	1.6
Bunge Ltd.	1,876,140	1.6
Xstrata PLC	1,852,205	1.6
Vodafone Group PLC	1,834,667	1.5
	$21,217,127	17.8%

*	Long-term investments.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.8%
Financials – 17.6%
Commercial Banks – 6.9%
Banco do Brasil SA	30,100	$535,132
Bank of China Ltd.(a)	718,000	397,335
BNP Paribas	6,043	473,501
Danske Bank A/S(a)	24,341	514,046
KB Financial Group, Inc.	14,540	696,159
KBC Groep NV	8,800	373,562
Lloyds Banking Group PLC(a)	1,189,300	1,019,101
National Australia Bank Ltd.	26,900	762,830
National Bank of Canada	10,200	852,237
Societe Generale	21,400	1,276,122
Sumitomo Mitsui Financial Group, Inc.	11,500	332,391
Turkiye Is Bankasi – Class C	100,300	314,009
UniCredit SpA	310,065	707,396

		8,253,821

Diversified Financial Services – 6.1%
Citigroup, Inc.	43,410	1,786,321
ING Groep NV(a)	209,700	2,542,262
JPMorgan Chase & Co.	49,400	2,136,056
ORIX Corp.	8,920	855,134

		7,319,773

Insurance – 4.1%
Aegon NV(a)	140,013	981,362
Allianz SE	12,300	1,705,430
Aviva PLC	62,707	451,510
Muenchener Rueckversicherungs AG	2,600	399,625
Travelers Cos., Inc. (The)	21,730	1,348,998

		4,886,925

Real Estate Management & Development – 0.5%
Mitsui Fudosan Co., Ltd.	31,000	523,240

		20,983,759

Consumer Discretionary – 16.8%
Auto Components – 2.8%
Bridgestone Corp.	41,900	955,686
Lear Corp.	18,400	935,088
Magna International, Inc. – Class A	23,000	1,113,382
Sumitomo Rubber Industries Ltd.	18,000	208,604
TRW Automotive Holdings Corp.(a)	2,616	148,772

		3,361,532

Automobiles – 3.5%
Ford Motor Co.(a)	43,700	652,004
General Motors Co.(a)	15,700	499,417
Nissan Motor Co., Ltd.	174,000	1,751,661
Renault SA	22,300	1,270,413

		4,173,495

10	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 0.8%
Royal Caribbean Cruises Ltd.(a)	10,900	$425,100
Thomas Cook Group PLC	199,800	496,191

		921,291

Household Durables – 1.4%
LG Electronics, Inc.	4,767	430,823
Sharp Corp.	130,000	1,220,416

		1,651,239

Media – 6.0%
Comcast Corp. – Class A	66,700	1,683,508
DIRECTV(a)	7,900	397,054
Gannett Co., Inc.	37,800	539,028
News Corp. – Class A	42,500	779,450
Time Warner Cable, Inc. – Class A	20,870	1,611,581
Time Warner, Inc.	15,346	559,055
Viacom, Inc. – Class B	13,347	672,822
Vivendi SA	32,500	910,387

		7,152,885

Specialty Retail – 2.3%
Esprit Holdings Ltd.	211,400	795,943
Gap, Inc. (The)	33,300	646,020
Lowe’s Cos., Inc.	54,400	1,313,216

		2,755,179

		20,015,621

Energy – 11.9%
Energy Equipment & Services – 0.9%
Ensco PLC (Sponsored ADR)	13,500	719,820
Nabors Industries Ltd.(a)	13,700	382,093

		1,101,913

Oil, Gas & Consumable Fuels – 11.0%
China Petroleum & Chemical Corp. – Class H	502,000	501,677
ConocoPhillips	18,750	1,372,875
Devon Energy Corp.	20,800	1,748,656
ENI SpA	12,900	309,361
Gazprom OAO (Sponsored ADR)(a)	78,400	1,156,400
Hess Corp.	17,900	1,414,637
JX Holdings, Inc.	96,400	637,098
LUKOIL OAO (London) (Sponsored ADR)	7,150	459,745
Marathon Oil Corp.	32,000	1,733,440
Newfield Exploration Co.(a)	8,400	626,556
Nexen, Inc. (Toronto)	57,288	1,321,553
Petroleo Brasileiro SA (Sponsored ADR)	9,290	290,406
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	34,962	1,248,188
Tesoro Corp.(a)	11,800	287,920

		13,108,512

		14,210,425

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Care – 10.4%
Biotechnology – 1.2%
Gilead Sciences, Inc.(a)	33,500	$1,398,290

Health Care Providers & Services – 1.1%
Health Net, Inc.(a)	1,276	40,947
WellPoint, Inc.	16,700	1,305,439

		1,346,386

Pharmaceuticals – 8.1%
AstraZeneca PLC	37,800	1,973,192
Johnson & Johnson	30,300	2,038,887
Novartis AG	15,480	998,782
Pfizer, Inc.	141,100	3,026,595
Roche Holding AG	7,100	1,250,111
Sanofi	5,800	459,959

		9,747,526

		12,492,202

Materials – 9.7%
Chemicals – 3.2%
Agrium, Inc. (Toronto)	4,000	351,055
Clariant AG(a)	23,500	517,639
Dow Chemical Co. (The)	40,600	1,466,878
Koninklijke DSM NV	16,162	1,085,329
LyondellBasell Industries NV	9,706	425,220

		3,846,121

Metals & Mining – 6.5%
Alcoa, Inc.	48,000	806,880
Commercial Metals Co.	10,229	152,310
Hindalco Industries Ltd.	41,700	183,098
JFE Holdings, Inc.	38,700	970,354
New Gold, Inc.(a)	33,800	343,634
Reliance Steel & Aluminum Co.	10,397	535,549
Rio Tinto PLC	28,000	1,951,103
Steel Dynamics, Inc.	9,011	154,088
Tata Steel Ltd.	30,800	403,389
Vale SA (Sponsored ADR) (Local Preference Shares)	15,300	448,290
Xstrata PLC	78,542	1,852,205

		7,800,900

		11,647,021

Industrials – 8.5%
Aerospace & Defense – 2.9%
BAE Systems PLC	174,300	949,089
Huntington Ingalls Industries, Inc.(a)	4,366	159,665
Northrop Grumman Corp.	26,200	1,710,598
Raytheon Co.	12,200	614,636

		3,433,988

Airlines – 0.7%
Delta Air Lines, Inc.(a)	78,900	795,312

12	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Building Products – 0.8%
Asahi Glass Co., Ltd.	80,000	$945,542

Construction & Engineering – 1.4%
Bouygues SA	36,700	1,701,287

Machinery – 2.2%
Ingersoll-Rand PLC	39,800	1,986,020
Parker Hannifin Corp.	7,400	657,490

		2,643,510

Trading Companies & Distributors – 0.5%
Mitsubishi Corp.	23,400	594,870

		10,114,509

Information Technology – 7.7%
Communications Equipment – 0.9%
Motorola Solutions, Inc.(a)	21,217	1,015,658

Computers & Peripherals – 3.5%
Dell, Inc.(a)	84,711	1,362,153
Fujitsu Ltd.	54,000	284,842
Hewlett-Packard Co.	39,300	1,469,034
Toshiba Corp.	202,000	1,074,900

		4,190,929

Electronic Equipment, Instruments & Components – 2.0%
AU Optronics Corp.(a)	782,590	641,247
Corning, Inc.	75,800	1,527,370
LG Display Co., Ltd.	6,200	206,537

		2,375,154

IT Services – 0.2%
Cap Gemini SA(a)	3,892	222,745

Semiconductors & Semiconductor Equipment – 1.1%
Lam Research Corp.(a)	10,076	473,522
Samsung Electronics Co., Ltd.	540	452,739
Sumco Corp.(a)	23,900	431,403

		1,357,664

		9,162,150

Consumer Staples – 7.3%
Beverages – 0.4%
Constellation Brands, Inc. – Class A(a)	19,200	421,632

Food & Staples Retailing – 1.2%
Delhaize Group SA(a)	4,400	364,678
Kroger Co. (The)	42,144	1,046,014

		1,410,692

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 2.2%
Bunge Ltd.	25,200	$1,876,140
Smithfield Foods, Inc.(a)	28,500	597,075
Tyson Foods, Inc. – Class A	10,556	200,775

		2,673,990

Tobacco – 3.5%
Altria Group, Inc.	37,250	1,045,235
Imperial Tobacco Group PLC	40,700	1,459,967
Japan Tobacco, Inc.	444	1,718,474

		4,223,676

		8,729,990

Telecommunication Services – 5.8%
Diversified Telecommunication Services – 4.3%
AT&T, Inc.	58,000	1,830,480
CenturyLink, Inc.	10,100	436,219
Nippon Telegraph & Telephone Corp.	24,500	1,152,907
Telecom Italia SpA (ordinary shares)	884,900	1,255,272
Telecom Italia SpA (savings shares)	373,700	457,571

		5,132,449

Wireless Telecommunication Services – 1.5%
Vodafone Group PLC	659,812	1,834,667

		6,967,116

Utilities – 3.1%
Electric Utilities – 2.2%
E.ON AG	60,800	1,729,105
EDP – Energias de Portugal SA	127,100	473,738
Tokyo Electric Power Co., Inc. (The)	112,000	438,136

		2,640,979

Multi-Utilities – 0.9%
DTE Energy Co.	19,900	1,027,238

		3,668,217

Total Common Stocks (cost $109,928,687)		117,991,010

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $1,994,854)	1,994,854	1,994,854

Total Investments – 100.5% (cost $111,923,541)		119,985,864
Other assets less liabilities – (0.5)%		(586,570)

Net Assets – 100.0%		$119,399,294

14	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Portfolio of Investments

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	34	June 2011	$1,366,661	$1,397,912	$31,251

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
BNP Paribas SA:
Great British Pound settling 8/15/11	554	$902,231	$910,493	$8,262
New Zealand Dollar settling 8/15/11	3,355	2,597,911	2,752,712	154,801
Credit Suisse London Branch (GFX):
Canadian Dollar settling 8/15/11	416	430,149	428,585	(1,564)
Deutsche Bank AG London:
Euro settling 8/15/11	2,841	4,083,313	4,080,867	(2,446)
Swedish Krona settling 8/15/11	38,622	6,140,906	6,233,538	92,632
Royal Bank of Canada:
Norwegian Krone settling 8/15/11	34,094	6,153,263	6,302,395	149,132
UBS AG:
Australian Dollar settling 8/15/11	2,887	3,010,823	3,053,498	42,675
New Zealand Dollar settling 8/15/11	1,466	1,151,443	1,202,824	51,381
Swiss Franc settling 8/15/11	3,210	3,628,049	3,765,383	137,334
Swiss Franc settling 8/15/11	1,708	1,930,438	2,003,512	73,074
Westpac Banking Corp.:
Australian Dollar settling 8/15/11	1,465	1,505,258	1,549,489	44,231
Australian Dollar settling 8/15/11	1,750	1,820,770	1,850,926	30,156
Australian Dollar settling 8/15/11	2,544	2,699,031	2,690,717	(8,314)
New Zealand Dollar settling 8/15/11	944	743,839	774,533	30,694

Sale Contracts
BNP Paribas SA:
Great British Pound settling 8/15/11	554	903,031	910,493	(7,462)
Great British Pound settling 8/15/11	2,904	4,733,578	4,772,690	(39,112)
Japanese Yen settling 8/15/11	194,993	2,287,753	2,392,978	(105,225)
Citibank NA:
Canadian Dollar settling 8/15/11	3,890	4,024,041	4,007,680	16,361
Japanese Yen settling 8/15/11	160,543	1,931,426	1,970,204	(38,778)
Deutsche Bank AG London:
Great British Pound settling 8/15/11	2,984	4,830,141	4,904,169	(74,028)
Swiss Franc settling 8/15/11	1,708	1,863,489	2,003,512	(140,023)

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:
ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $109,928,687)	$117,991,010
Affiliated issuers (cost $1,994,854)	1,994,854
Cash	102,280	(a)
Foreign currencies, at value (cost $645,485)	651,583
Receivable for investment securities sold and foreign currency transactions	1,160,491
Unrealized appreciation of forward currency exchange contracts	830,733
Dividends receivable	440,055
Receivable for shares of beneficial interest sold	58,869
Receivable for variation margin on futures contracts	23,062

Total assets	123,252,937

Liabilities
Payable for shares of beneficial interest redeemed	2,348,439
Payable for investment securities purchased and foreign currency transactions	828,121
Unrealized depreciation of forward currency exchange contracts	416,952
Advisory fee payable	75,221
Administrative fee payable	29,842
Transfer Agent fee payable	19,579
Distribution fee payable	15,367
Accrued expenses	120,122

Total liabilities	3,853,643

Net Assets	$119,399,294

Composition of Net Assets
Paid-in capital	$228,896,570
Undistributed net investment income	1,453,636
Accumulated net realized loss on investment and foreign currency transactions	(119,479,242)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	8,528,330

	$119,399,294

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$26,203,036	2,681,414	$9.77	*

B	$3,349,480	353,795	$9.47

C	$6,203,777	652,136	$9.51

Advisor	$56,604,166	5,758,235	$9.83

R	$1,496,621	154,926	$9.66

K	$1,818,298	187,695	$9.69

I	$23,723,916	2,418,905	$9.81

(a)	An amount of $102,280 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2011.

*	The maximum offering price per share for Class A shares was $10.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

16	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $160,801)	$1,675,954
Affiliated issuers	1,512
Interest	112	$1,677,578

Expenses
Advisory fee (see Note B)	470,560
Distribution fee—Class A	41,295
Distribution fee—Class B	17,966
Distribution fee—Class C	32,787
Distribution fee—Class R	3,827
Distribution fee—Class K	2,166
Transfer agency—Class A	27,240
Transfer agency—Class B	5,191
Transfer agency—Class C	7,399
Transfer agency—Advisor Class	59,542
Transfer agency—Class R	1,936
Transfer agency—Class K	1,733
Transfer agency—Class I	2,439
Custodian	64,974
Registration fees	54,590
Administrative	41,860
Trustees’ fees	27,044
Legal	24,024
Audit	22,568
Printing	14,742
Miscellaneous	7,098

Total expenses		930,981

Net investment income		746,597

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		3,883,978
Futures contracts		151,977
Foreign currency transactions		(592,561)
Net change in unrealized appreciation/depreciation of:
Investments		10,332,323
Futures contracts		(1,741)
Foreign currency denominated assets and liabilities		1,598,042

Net gain on investment and foreign currency transactions		15,372,018

Net Increase in Net Assets from Operations		$16,118,615

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$746,597	$1,458,106
Net realized gain (loss) on investment and foreign currency transactions	3,443,394	(4,715,211)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	11,928,624	6,690,099

Net increase in net assets from operations	16,118,615	3,432,994
Dividends to Shareholders from
Net investment income
Class A	(1,273,397)	(437,718)
Class B	(147,526)	(16,066)
Class C	(259,194)	(22,830)
Advisor Class	(2,921,862)	(1,151,378)
Class R	(59,485)	(26,566)
Class K	(73,765)	(15,883)
Class I	(1,206,642)	(326,297)
Transactions in Shares of Beneficial Interest
Net decrease	(15,717,671)	(71,814,683)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	368

Total decrease	(5,540,927)	(70,378,059)
Net Assets
Beginning of period	124,940,221	195,318,280

End of period (including undistributed net investment income of $1,453,636 and $6,648,910, respectively)	$119,399,294	$124,940,221

See notes to financial statements.

18	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Global Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	19

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

20	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1	Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$6,658,744	$14,325,015		$—	$20,983,759
Consumer Discretionary	11,975,497	8,040,124		—	20,015,621
Energy	9,897,956	4,312,469		—	14,210,425
Health Care	7,810,158	4,682,044		—	12,492,202
Materials	4,683,904	6,963,117		—	11,647,021
Industrials	5,923,721	4,190,788		—	10,114,509
Information Technology	5,847,737	3,314,413		—	9,162,150
Consumer Staples	5,186,871	3,543,119		—	8,729,990
Telecommunication Services	2,266,699	4,700,417		—	6,967,116
Utilities	1,027,238	2,640,979		—	3,668,217
Short-Term Investments	1,994,854	—		—	1,994,854

Total Investments in Securities	63,273,379	56,712,485	+	—	119,985,864
Other Financial Instruments*:
Assets
Futures Contracts	31,251	—		—	31,251	#
Forward Currency Exchange Contracts	—	830,733		—	830,733
Liabilities
Forward Currency Exchange Contracts	—	(416,952)		—	(416,952)

Total	$63,304,630	$57,126,266		$—	$120,430,896

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	21

Notes to Financial Statements

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+

The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as level 2 investments.

#

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions

22	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2011, such fee amounted to $41,860.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $30,087 for the six months ended May 31, 2011.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	23

Notes to Financial Statements

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $1,249 from the sale of Class A shares and received $390, $1,327 and $11 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.—Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$ 4,011	$24,151	$26,167	$1,995	$2

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011 amounted to $100,185, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $85,779, $481,271, $158,788 and $32,675 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a

24	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$44,251,081		$61,794,824
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$13,862,370
Gross unrealized depreciation	(5,800,047)

Net unrealized appreciation	$8,062,323

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended May 31, 2011, the Fund held futures contracts for non-hedging purposes.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	25

Notes to Financial Statements

exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended May 31, 2011, the Fund held foreign currency exchange contracts for hedging and non-hedging purposes.

26	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

At May 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$830,733		Unrealized depreciation of forward currency exchange contracts	$416,952

Equity contracts	Receivable/Payable for variation margin on futures contracts	31,251	*

Total		$861,984			$416,952

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$(644,803)	$1,563,476

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	151,977	(1,741)

Total		$(492,826)	$1,561,735

For the six months ended May 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $88,242,787 and the average monthly original value of futures contracts was $1,426,471.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	27

Notes to Financial Statements

short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class A
Shares sold	281,168	631,671	$2,716,163	$5,584,733

Shares issued in reinvestment of dividends	128,794	45,193	1,186,195	402,672

Shares converted from Class B	22,259	76,098	216,562	669,674

Shares redeemed	(722,550)	(3,132,943)	(6,980,612)	(27,748,042)

Net decrease	(290,329)	(2,379,981)	$(2,861,692)	$(21,090,963)

Class B
Shares sold	9,949	35,464	$94,368	$306,047

Shares issued in reinvestment of dividends	14,404	1,644	128,917	14,269

Shares converted to Class A	(22,934)	(78,421)	(216,562)	(669,674)

Shares redeemed	(58,690)	(194,141)	(547,569)	(1,658,712)

Net decrease	(57,271)	(235,454)	$(540,846)	$(2,008,070)

Class C
Shares sold	23,711	80,844	$222,059	$700,718

Shares issued in reinvestment of dividends	25,500	2,389	229,244	20,809

Shares redeemed	(123,364)	(258,069)	(1,158,748)	(2,205,531)

Net decrease	(74,153)	(174,836)	$(707,445)	$(1,484,004)

28	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Advisor Class
Shares sold	203,824	662,361	$ 1,972,526	$5,894,118

Shares issued in reinvestment of dividends	309,910	127,319	2,866,665	1,140,776

Shares redeemed	(1,649,950)	(4,643,832)	(15,829,601)	(40,955,997)

Net decrease	(1,136,216)	(3,854,152)	$ (10,990,410)	$(33,921,103)

Class R
Shares sold	15,146	55,344	$ 145,059	$483,851

Shares issued in reinvestment of dividends	6,529	3,019	59,483	26,566

Shares redeemed	(60,563)	(224,095)	(568,095)	(1,931,549)

Net decrease	(38,888)	(165,732)	$ (363,553)	$(1,421,132)

Class K
Shares sold	38,171	159,160	$ 362,780	$1,417,237

Shares issued in reinvestment of dividends	8,079	1,795	73,761	15,882

Shares redeemed	(33,319)	(118,316)	(317,796)	(1,038,143)

Net increase	12,931	42,639	$ 118,745	$394,976

Class I
Shares sold	23,782	140,367	$ 233,566	$1,265,124

Shares issued in reinvestment of dividends	130,872	36,498	1,206,642	326,297

Shares redeemed	(188,502)	(1,515,484)	(1,812,678)	(13,875,808)

Net decrease	(33,848)	(1,338,619)	$ (372,470)	$(12,284,387)

For the year ended November 30, 2010, the Fund received $368 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	29

Notes to Financial Statements

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$1,996,738	$	– 0	–
Total taxable distributions	1,996,738		– 0	–

Total distributions paid	$1,996,738	$	– 0	–

30	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Notes to Financial Statements

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,844,282
Accumulated capital and other losses	(122,672,941	)(a)
Unrealized appreciation/(depreciation)	(2,845,360	)(b)

Total accumulated earnings/(deficit)	$(119,674,019)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $122,672,941 of which $14,232,223 expires in the year 2016, $97,859,382 expires in the year 2017 and $10,581,336 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, and the realization for tax purposes of gains/losses on certain derivative instruments and passive foreign investment companies (PFICs).

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	31

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 9.02		$ 8.88		$ 6.59		$ 16.19	$ 16.72		$ 13.87

Income From Investment Operations
Net investment income(a)	.05		.07		.13	(b)	.23	.23		.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14		.16		2.16		(8.37)	.89		3.30

Net increase (decrease) in net asset value from operations	1.19		.23		2.29		(8.14)	1.12		3.51

Less: Dividends and Distributions
Dividends from net investment income	(.44)		(.09)		– 0	–	(.19)	(.27)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.44)		(.09)		– 0	–	(1.46)	(1.65)		(.66)

Net asset value, end of period	$ 9.77		$ 9.02		$ 8.88		$ 6.59	$ 16.19		$ 16.72

Total Return
Total investment return based on net asset value(c)	13.47%		2.57	%*	34.75	%*	(55.16)%*	7.08%		26.37%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$26,203		$26,794		$47,523		$60,737	$182,644		$67,102
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.66	%(d)	1.59	%(e)	1.50%		1.40%	1.30	%(e)	1.33	%(e)
Expenses, before waivers/reimbursements	1.66	%(d)	1.59	%(e)	1.51%		1.40%	1.30	%(e)	1.33	%(e)
Net investment income	1.00	%(d)	.83	%(e)	1.84	%(b)	2.09%	1.35	%(e)	1.39	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%

See footnote summary on page 39.

32	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class B
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.71		$ 8.59		$ 6.43		$ 15.84	$ 16.42		$ 13.66

Income From Investment Operations
Net investment income(a)	.01		.00	(f)	.06	(b)	.16	.08		.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.12		.15		2.10		(8.21)	.90		3.25

Net increase (decrease) in net asset value from operations	1.13		.15		2.16		(8.05)	.98		3.35

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.03)		– 0	–	(.09)	(.18)		(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.37)		(.03)		– 0	–	(1.36)	(1.56)		(.59)

Net asset value, end of period	$ 9.47		$ 8.71		$ 8.59		$ 6.43	$ 15.84		$ 16.42

Total Return
Total investment return based on net asset value(c)	13.16%		1.69	%*	33.59	%*	(55.49)%*	6.28%		25.42%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,349		$3,581		$5,556		$6,599	$24,966		$27,368
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.45	%(d)	2.38	%(e)	2.29%		2.14%	2.03	%(e)	2.05	%(e)
Expenses, before waivers/reimbursements	2.45	%(d)	2.38	%(e)	2.31%		2.14%	2.03	%(e)	2.05	%(e)
Net investment income	.19	%(d)	.03	%(e)	.90	%(b)	1.32%	.51	%(e)	.67	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.75		$ 8.62		$ 6.45		$ 15.87	$ 16.45		$ 13.67

Income From Investment Operations
Net investment income(a)	.01		.01		.07	(b)	.17	.09		.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.12		.15		2.10		(8.23)	.89		3.26

Net increase (decrease) in net asset value from operations	1.13		.16		2.17		(8.06)	.98		3.37

Less: Dividends and Distributions
Dividends from net investment income	(.37)		(.03)		– 0	–	(.09)	(.18)		(.07)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.37)		(.03)		– 0	–	(1.36)	(1.56)		(.59)

Net asset value, end of period	$ 9.51		$ 8.75		$ 8.62		$ 6.45	$ 15.87		$ 16.45

Total Return
Total investment return based on net asset value(c)	13.10%		1.80	%*	33.64	%*	(55.44)%*	6.27%		25.55%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,204		$6,355		$7,769		$8,835	$26,554		$19,439
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.38	%(d)	2.32	%(e)	2.23%		2.11%	2.00	%(e)	2.03	%(e)
Expenses, before waivers/reimbursements	2.38	%(d)	2.32	%(e)	2.24%		2.11%	2.00	%(e)	2.03	%(e)
Net investment income	.28	%(d)	.12	%(e)	.94	%(b)	1.41%	.58	%(e)	.71	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%

See footnote summary on page 39.

34	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 9.09		$ 8.95		$ 6.63		$ 16.30	$ 16.81		$ 13.93

Income From Investment Operations
Net investment income(a)	.06		.10		.14	(b)	.30	.26		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.16		.16		2.18		(8.44)	.91		3.32

Net increase (decrease) in net asset value from operations	1.22		.26		2.32		(8.14)	1.17		3.58

Less: Dividends and Distributions
Dividends from net investment income	(.48)		(.12)		– 0	–	(.26)	(.30)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.48)		(.12)		– 0	–	(1.53)	(1.68)		(.70)

Net asset value, end of period	$ 9.83		$ 9.09		$ 8.95		$ 6.63	$ 16.30		$ 16.81

Total Return
Total investment return based on net asset value(c)	13.69%		2.90	%*	34.99	%*	(55.00)%*	7.38%		26.80%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$56,604		$62,660		$96,246		$82,449	$195,043		$203,212
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.36	%(d)	1.29	%(e)	1.19%		1.09%	.99	%(e)	1.03	%(e)
Expenses, before waivers/reimbursements	1.36	%(d)	1.29	%(e)	1.19%		1.09%	.99	%(e)	1.03	%(e)
Net investment income	1.32	%(d)	1.13	%(e)	1.99	%(b)	2.48%	1.57	%(e)	1.70	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.87		$ 8.75		$ 6.51		$ 16.04	$ 16.62		$ 13.86

Income From Investment Operations
Net investment income(a)	.04		.05		.11		.22	.17		.19
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.13		.14		2.13		(8.29)	.89		3.26

Net increase (decrease) in net asset value from operations	1.17		.19		2.24		(8.07)	1.06		3.45

Less: Dividends and Distributions
Dividends from net investment income	(.38)		(.07)		– 0	–	(.19)	(.26)		(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.38)		(.07)		– 0	–	(1.46)	(1.64)		(.69)

Net asset value, end of period	$ 9.66		$ 8.87		$ 8.75		$ 6.51	$ 16.04		$ 16.62

Total Return
Total investment return based on net asset value(c)	13.46%		2.22	%*	34.41	%*	(55.24)%*	6.71%		26.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,497		$1,720		$3,147		$3,578	$7,533		$3,596
Ratio to average net assets of:
Expenses	1.91	%(d)	1.85	%(e)	1.69%		1.68%	1.59	%(e)	1.60	%(e)
Net investment income	.75	%(d)	.60	%(e)	1.56%		1.90%	1.02	%(e)	1.22	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%

See footnote summary on page 39.

36	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class K
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 8.95		$ 8.84		$ 6.56		$ 16.14	$ 16.72		$ 13.88

Income From Investment Operations
Net investment income(a)	.05		.08		.13	(b)	.26	.21		.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.14		.14		2.15		(8.36)	.89		3.32

Net increase (decrease) in net asset value from operations	1.19		.22		2.28		(8.10)	1.10		3.50

Less: Dividends and Distributions
Dividends from net investment income	(.45)		(.11)		– 0	–	(.21)	(.30)		(.14)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.45)		(.11)		– 0	–	(1.48)	(1.68)		(.66)

Net asset value, end of period	$ 9.69		$ 8.95		$ 8.84		$ 6.56	$ 16.14		$ 16.72

Total Return
Total investment return based on net asset value(c)	13.63%		2.47	%*	34.76	%*	(55.13)%*	6.95%		26.29%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,818		$1,565		$1,167		$599	$1,129		$592
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.61	%(d)	1.58	%(e)	1.43%		1.43%	1.35	%(e)	1.41	%(e)
Expenses, before waivers/reimbursements	1.61	%(d)	1.58	%(e)	1.43%		1.43%	1.35	%(e)	1.41	%(e)
Net investment income	1.13	%(d)	.90	%(e)	1.78	%(b)	2.23%	1.30	%(e)	1.40	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%

See footnote summary on page 39.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 9.08		$ 8.94		$ 6.61		$ 16.25	$ 16.76		$ 13.90

Income From Investment Operations
Net investment income(a)	.07		.11		.14		.28	.27		.26
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.15		.16		2.19		(8.38)	.91		3.30

Net increase (decrease) in net asset value from operations	1.22		.27		2.33		(8.10)	1.18		3.56

Less: Dividends and Distributions
Dividends from net investment income	(.49)		(.13)		– 0	–	(.27)	(.31)		(.18)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.27)	(1.38)		(.52)

Total dividends and distributions	(.49)		(.13)		– 0	–	(1.54)	(1.69)		(.70)

Net asset value, end of period	$ 9.81		$ 9.08		$ 8.94		$ 6.61	$ 16.25		$ 16.76

Total Return
Total investment return based on net asset value(c)	13.80%		3.04	%*	35.25	%*	(54.95)%*	7.42%		26.79%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$23,724		$22,265		$33,910		$51,741	$56,417		$39,566
Ratio to average net assets of:
Expenses	1.18	%(d)	1.15	%(e)	1.06%		1.01%	.95	%(e)	1.01	%(e)
Net investment income	1.51	%(d)	1.26	%(e)	1.98%		2.47%	1.67	%(e)	1.72	%(e)
Portfolio turnover rate	36%		61%		53%		54%	25%		29%
See footnote summary on page 39.

38	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2010, November 30, 2009 and November 30, 2008 by 0.03%, 0.01% and 0.01%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	39

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and Chief Executive Officer Garry L. Moody(1) Marshall C. Turner, Jr.(1) Earl D. Weiner(1)
John H. Dobkin(1) Michael J. Downey(1)
D. James Guzy(1)
Nancy P. Jacklin(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Sharon E. Fay(2), Senior Vice President Kevin F. Simms(2), Senior Vice President	Henry S. D’Auria(2), Vice President Eric J. Franco(2), Vice President Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

40	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Global Value Fund (the “Fund”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	41

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

42	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International World Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 1st quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Fund almost matched the Index in the 1-year period but lagged the Index in the 3- and 5-year and the since inception periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Global Large Cap Value Average but lagged the Index. The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, as well as the improvement in relative performance ranking in the 1-year period, the trustees concluded that the Fund’s performance was acceptable. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	43

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than a registered investment company with an investment style similar to that of the Fund that is sub-advised by the Adviser.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

44	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 6 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio was higher than the Expense Group and the Expense Universe medians. The trustees noted that the Fund’s small asset base of approximately $125 million (the Expense Group median was materially larger) impacted the Fund’s expense ratio. The trustees also noted that the Fund’s Class A 12b-1 fee, which is included in the total expense ratio, is 5 basis points higher than that of the Expense Group median. The trustees noted that the Adviser had reviewed with them steps being taken that are intended to reduce the expenses of the AllianceBernstein Funds generally. The trustees concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	45

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Global Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

46	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$125.9	Global Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $84,021 (0.06% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio		Fiscal Year End
Global Value Fund	Advisor	1.29%	November 30
	Class A	1.59%
	Class B	2.38%
	Class C	2.32%
	Class R	1.85%
	Class K	1.58%
	Class I	1.15%

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	47

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional

4

It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

48	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Value Fund	$125.9	Global Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.559%	0.750%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the fees set forth below for Global Value Portfolio, which is a Luxembourg fund that has a somewhat similar investment style as the Fund:

Fund	Fee[6]
Global Value Portfolio
Class A	1.50%
Class I (Institutional)	0.70%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual fund that has a somewhat similar investment style as the Fund as follows.

Fund	ITM Mutual Fund	Fee[7]
Global Value Fund	Alliance Global Value Stock A8	0.30%[9]

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that Class A shares of the funds are charged an “all-in” fee, which covers investment advisory services and distribution related services, unlike Class I shares, whose fee is for investment advisory services only.

7	The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on March 21, 2011 by Reuters was ¥81.05 per $1. At that currency exchange rate, every ¥1 billion would be equivalent to approximately $12.3 million.

8	This ITM fund is privately placed or institutional.

9	The fund is offered to two institutional clients that are charged a separate fee for managing their assets in addition to the 0.30%. The first client is charged 0.33% for the first ¥2.5 billion, 0.195% for the next ¥2.5 billion, 0.105% for the next ¥5 billion and 0.06% thereafter. The second client is charged 0.40% for the first ¥2.5 billion, 0.25% for the next ¥2.5 billion, 0.15% for the next ¥5 billion and 0.10% thereafter.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	49

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationship that has a somewhat similar investment style as the Fund. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on March 31, 2011 net assets versus the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Global Value Fund	Client #1	0.25% on 1st $500 million 0.225% on next $500 million 0.20% on next $4 billion 0.175% thereafter +/- Performance Fee	0.250%[10]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fee due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and the sub-advisory relationship. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.11

10	The calculation excludes the performance fee.

11	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

50	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)12 at the approximate current asset level of the Fund.13

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the EG of the Fund to include peers that had a similar but not the same Lipper investment classification/objective.

Fund	Contractual Management Fee (%)[14]	Lipper Exp. Group Median (%)	Rank
Global Value Fund[15]	0.750	0.850	2/15

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universe of those peers that had a similar but not the same Lipper

12	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

13	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

14	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

15	The Fund’s EG includes the Fund, four other Global Large Cap Value Fund (“GLCV”), four Global Multi-Cap Core Funds (“GMLC”), four Global Large Cap Growth Funds (“GLCG”) and two Global Multi-Cap Growth Funds (“GMLG”).

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	51

investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.16

Fund	Expense Ratio (%)[17]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Value Fund[18]	1.590	1.476	13/15	1.494	41/59

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund

16	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

17	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

18	The Fund’s EU includes the Fund, EG and one other GLCV, GMLC, GLCG and GMLG funds, excluding outliers.

52	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $1,291, $239,139 and $10,868 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $82,877 in fees from the Fund.19

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the most recently completed fiscal year. The Adviser represented that SCB’s profitability from any business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client, including the Fund. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

19	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	53

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,20 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli21 study on advisory fees and various fund characteristics.22 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.23 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

20	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

21	The Deli study was originally published in 2002 based on 1997 data.

22	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

23	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

54	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund24 relative to its Lipper Performance Universe (“PU”)25 for the periods ended February 28, 2011.26

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	21.36	16.26	18.88	1/5	2/15
3 year	-6.85	-4.21	-2.98	5/5	14/14
5 year	-2.50	0.67	0.68	5/5	13/13

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)27 versus its benchmark.28 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.29

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
					Volatility (%)	Sharpe (%)
Global Value Fund	21.36	-6.85	-2.50	3.67	24.13	-0.07	5
MSCI World Index (Net)	21.67	-0.42	2.73	4.40	19.20	0.12	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

24	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

25	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including/excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

26	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

27	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

28	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

29	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	55

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

56	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

AllianceBernstein Family of Funds

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	57

NOTES

58	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

NOTES

ALLIANCEBERNSTEIN GLOBAL VALUE FUND •	59

NOTES

60	• ALLIANCEBERNSTEIN GLOBAL VALUE FUND

ALLIANCEBERNSTEIN GLOBAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GV-0152-0511

SEMI-ANNUAL REPORT

AllianceBernstein

Small/Mid Cap Value Fund

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein, L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 18, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of small to mid-capitalization U.S. companies, generally representing 60 to 125 companies. Under normal circumstances, the Fund invests at least 80% of its net assets in securities of small to mid-capitalization companies. For purposes of this policy, small- to mid-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2500 Value Index and the greater of $5 billion or the market capitalization of the largest company in the Russell 2500 Value Index.

Because the Fund’s definition of small- to mid-capitalization companies is dynamic, the lower and upper limits on market capitalization will change with the markets.

The Fund may invest in securities issued by non-U.S. companies and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its bench-

mark, the Russell 2500 Value Index, and the Russell 2500 Index, for the six- and 12-month periods ended May 31, 2011.

The Fund underperformed its benchmark and the Russell 2500 Index during both the six- and 12-month periods ended May 31, 2011, before sales charges, but rose in absolute terms. Underperformance in both periods was driven by negative stock selection. Sector selection was a modest drag during the six-month period ended May 31, 2011 but was additive during the 12-month period ended May 31, 2011.

In both timeframes, holdings in the energy and consumer-oriented sectors, perceived as more vulnerable to volatility in crude oil prices and macroeconomic uncertainty, were significant detractors. In both cases, the deficit was tempered by strong stock selection in capital equipment. Stock selection in utilities was roughly neutral over the six-month period, but contributed over the 12-month period. Conversely, positioning in financials was positive in the six-month period but detracted over the 12-month period.

The Fund did not utilize derivatives during the six- and 12-month periods ended May 31, 2011.

Market Review and Investment Strategy

Over the 12-month period ended May 31, 2011, equity markets saw two episodes of sharp increases in investor anxiety. The causes have been

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	1

varied but center on investor concerns over European sovereign debt, Chinese economic growth, as well as more recent anxiety about the impact of higher energy prices, fiscal pressures on the U.S. economy and the natural disaster in Japan on global economic growth. In smaller-cap equity markets, the Russell 2500 Value Index lagged the core Russell 2500 Index over both the six- and 12-month periods, as investors shunned stocks with value characteristics.

The Fund’s Small/Mid Cap Value Senior Investment Management Team

(the “Team”) remains focused on identifying company-specific controversies that have been mispriced, in its view. As macroeconomic concerns continue to drive investor sentiment regarding equities, the Team has taken the opportunity to add high-quality, attractively valued companies with strong free cash flows and balance sheets that can act as a buffer against extended economic headwinds. The Fund’s holdings span diverse sectors, with a bias toward firms in procyclical sectors and larger companies within the small- and-mid capitalization spectrum.

2	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Russell 2500® Value Index nor the Russell 2500® Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2500 Value Index represents the performance of 2500 small- to mid-cap value companies within the U.S. The Russell 2500 Index represents the performance of 2500 small to mid-cap companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Value investing does not guarantee a profit or eliminate risk. Not all companies whose stocks are considered to be value stocks are able to turn their business around or successfully employ corrective strategies which would result in stock prices that rise as initially expected. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Small- and mid-cap stocks are often more volatile than large-cap stocks—smaller companies generally face higher risks due to their limited product lines, markets and financial resources. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Small/Mid Cap Value Fund
Class A	14.19%	23.22%

Class B†	14.11%	23.01%

Class C	13.76%	22.37%

Advisor Class‡	14.33%	23.54%

Class R‡	14.06%	22.94%

Class K‡	14.20%	23.29%

Class I‡	14.37%	23.59%

Russell 2500 Value Index	17.28%	27.44%

Russell 2500 Index	18.88%	32.25%

†     Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. See Note A for additional information.

‡      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	23.22%	18.01%
5 Years	6.52%	5.60%
10 Years	10.35%	9.87%

Class B Shares
1 Year	23.01%	19.01%
5 Years	6.25%	6.25%
10 Years(a)	9.84%	9.84%

Class C Shares
1 Year	22.37%	21.37%
5 Years	5.77%	5.77%
10 Years	9.57%	9.57%

Advisor Class Shares†
1 Year	23.54%	23.54%
5 Years	6.83%	6.83%
10 Years	10.66%	10.66%

Class R Shares†
1 Year	22.94%	22.94%
5 Years	6.32%	6.32%
Since Inception*	9.37%	9.37%

Class K Shares†
1 Year	23.29%	23.29%
5 Years	6.57%	6.57%
Since Inception*	7.12%	7.12%

Class I Shares†
1 Year	23.59%	23.59%
5 Years	6.83%	6.83%
Since Inception*	7.38%	7.38%

The Fund’s prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.09%, 2.05%, 1.03%, 1.60%, 1.30% and 0.96% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios to 1.15%, 1.85%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. These waivers extend through the Fund’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	27.54%
5 Years	4.93%
10 Years	9.48%

Class B Shares
1 Year	29.04%
5 Years	5.59%
10 Years(a)	9.46%

Class C Shares
1 Year	31.32%
5 Years	5.09%
10 Years	9.18%

Advisor Class Shares†
1 Year	33.66%
5 Years	6.16%
10 Years	10.27%

Class R Shares†
1 Year	32.99%
5 Years	5.63%
Since Inception*	8.96%

Class K Shares†
1 Year	33.25%
5 Years	5.88%
Since Inception*	6.67%

Class I Shares†
1 Year	33.71%
5 Years	6.15%
Since Inception*	6.94%

*	Inception dates: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund. The inception date for Class R, Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010		Ending Account Value May 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,141.92	$1,019.20	$6.14	$5.79
Class B	$1,000	$1,000	$1,141.05	$1,018.55	$6.83	$6.44
Class C	$1,000	$1,000	$1,137.56	$1,015.71	$9.86	$9.30
Advisor Class	$1,000	$1,000	$1,143.33	$1,020.69	$4.54	$4.28
Class R	$1,000	$1,000	$1,140.65	$1,018.20	$7.20	$6.79
Class K	$1,000	$1,000	$1,141.96	$1,019.45	$5.87	$5.54
Class I	$1,000	$1,000	$1,143.71	$1,020.69	$4.54	$4.28
*	Expenses are equal to the classes’ annualized expense ratios of 1.15%, 1.28%, 1.85%, 0.85%, 1.35%, 1.10% and 0.85%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,668.2

TEN LARGEST HOLDINGS**

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Health Net, Inc.	$22,726,138	1.4%
Southern Union Co.	22,589,784	1.3
NV Energy, Inc.	22,238,854	1.3
Foot Locker, Inc.	22,199,094	1.3
American Greetings Corp.	22,120,800	1.3
Portland General Electric Co.	21,565,488	1.3
Constellation Brands, Inc. – Class A	21,473,037	1.3
NiSource, Inc.	21,469,787	1.3
BioMed Realty Trust, Inc.	21,368,017	1.3
Entertainment Properties Trust	21,352,756	1.3
	$219,103,755	13.1%

*	All data are as of May 31, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 96.9%
Financials – 24.5%
Capital Markets – 0.9%
MF Global Holdings Ltd.(a)	1,897,800	$14,632,038

Commercial Banks – 6.4%
Associated Banc-Corp	690,665	9,731,470
CapitalSource, Inc.	3,256,600	21,070,202
Comerica, Inc.	545,000	19,679,950
Popular, Inc.(a)	4,895,333	14,196,466
Susquehanna Bancshares, Inc.	1,059,800	9,241,456
Umpqua Holdings Corp.	877,986	10,518,272
Webster Financial Corp.	476,200	9,933,532
Whitney Holding Corp./LA	879,635	11,813,498

		106,184,846

Insurance – 6.5%
Amtrust Financial Services, Inc.	583,725	13,268,069
Aspen Insurance Holdings Ltd.	611,100	16,414,146
Endurance Specialty Holdings Ltd.	415,000	16,853,150
PartnerRe Ltd.	188,300	14,092,372
Platinum Underwriters Holdings Ltd.	542,700	18,527,778
Reinsurance Group of America, Inc. – Class A	241,400	15,336,142
Unum Group	501,350	13,190,519

		107,682,176

Real Estate Investment Trusts (REITs) – 7.7%
BioMed Realty Trust, Inc.	1,042,851	21,368,017
BRE Properties, Inc.	414,250	21,135,035
Camden Property Trust	316,900	20,370,332
DiamondRock Hospitality Co.	1,631,100	18,757,650
Entertainment Properties Trust	439,538	21,352,756
Glimcher Realty Trust	1,107,940	11,345,306
Sunstone Hotel Investors, Inc.(a)	1,374,620	13,979,885

		128,308,981

Real Estate Management & Development – 0.7%
Forest City Enterprises, Inc.(a)	629,600	12,069,432

Thrifts & Mortgage Finance – 2.3%
First Niagara Financial Group, Inc.	1,060,800	15,063,360
People’s United Financial, Inc.	806,000	10,760,100
Washington Federal, Inc.	845,699	13,438,157

		39,261,617

		408,139,090

Consumer Discretionary – 15.4%
Auto Components – 2.8%
Cooper Tire & Rubber Co.	583,000	14,085,280
Dana Holding Corp.(a)	923,100	16,726,572
TRW Automotive Holdings Corp.(a)	270,300	15,371,961

		46,183,813

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Hotels, Restaurants & Leisure – 1.6%
Royal Caribbean Cruises Ltd.(a)	414,600	$16,169,400
Wyndham Worldwide Corp.	298,900	10,404,709

		26,574,109

Household Durables – 2.6%
American Greetings Corp.	921,700	22,120,800
NVR, Inc.(a)	28,030	20,910,380

		43,031,180

Media – 1.3%
Gannett Co., Inc.	989,700	14,113,122
Meredith Corp.	242,200	7,655,942

		21,769,064

Multiline Retail – 1.4%
Big Lots, Inc.(a)	232,600	7,771,166
Saks, Inc.(a)	1,475,200	16,684,512

		24,455,678

Specialty Retail – 4.6%
ANN, Inc.(a)	640,700	18,035,705
Foot Locker, Inc.	890,100	22,199,094
GameStop Corp. – Class A(a)	349,600	9,781,808
Office Depot, Inc.(a)	2,653,300	11,170,393
Signet Jewelers Ltd.(a)	346,400	15,937,864

		77,124,864

Textiles, Apparel & Luxury Goods – 1.1%
Jones Group, Inc. (The)	1,450,010	17,820,623

		256,959,331

Energy – 11.4%
Energy Equipment & Services – 3.3%
Bristow Group, Inc.	459,000	21,091,050
Helix Energy Solutions Group, Inc.(a)	878,800	15,396,576
Helmerich & Payne, Inc.	294,100	18,434,188

		54,921,814

Oil, Gas & Consumable Fuels – 8.1%
Forest Oil Corp.(a)	579,300	17,321,070
Petroleum Development Corp.(a)	354,000	12,867,900
Quicksilver Resources, Inc.(a)	1,050,400	15,010,216
Southern Union Co.	744,800	22,589,784
Stone Energy Corp.(a)	658,800	21,252,888
Swift Energy Co.(a)	517,600	20,305,448
Teekay Corp.	288,900	9,692,595
Tesoro Corp.(a)	638,800	15,586,720

		134,626,621

		189,548,435

Information Technology – 9.9%
Communications Equipment – 0.1%
Arris Group, Inc.(a)	138,237	1,560,696

10	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 0.6%
NCR Corp.(a)	512,900	$10,011,808

Electronic Equipment, Instruments & Components – 5.5%
Anixter International, Inc.	139,100	9,415,679
Arrow Electronics, Inc.(a)	381,125	17,009,608
AU Optronics Corp. (Sponsored ADR)(a)	1,601,399	13,051,402
Avnet, Inc.(a)	461,800	16,717,160
Flextronics International Ltd.(a)	2,142,900	15,514,596
Insight Enterprises, Inc.(a)	1,168,400	19,594,068

		91,302,513

IT Services – 2.0%
Amdocs Ltd.(a)	526,400	16,023,616
Convergys Corp.(a)	1,305,900	16,689,402

		32,713,018

Semiconductors & Semiconductor Equipment – 0.7%
Entegris, Inc.(a)	1,379,234	12,661,368

Software – 1.0%
Take-Two Interactive Software, Inc.(a)	1,056,400	17,314,396

		165,563,799

Utilities – 9.5%
Electric Utilities – 4.6%
NV Energy, Inc.	1,410,200	22,238,854
Pepco Holdings, Inc.	508,500	10,154,745
PNM Resources, Inc.	114,948	1,900,090
Portland General Electric Co.	830,400	21,565,488
Unisource Energy Corp.	534,300	20,244,627

		76,103,804

Gas Utilities – 2.4%
Atmos Energy Corp.	587,537	19,594,359
UGI Corp.	646,800	21,202,104

		40,796,463

Multi-Utilities – 2.5%
CMS Energy Corp.	1,025,425	20,446,975
NiSource, Inc.	1,057,625	21,469,787

		41,916,762

		158,817,029

Industrials – 8.3%
Airlines – 0.6%
Alaska Air Group, Inc.(a)	145,100	9,800,054

Commercial Services & Supplies – 0.8%
Avery Dennison Corp.	334,600	14,166,964

Construction & Engineering – 0.7%
Tutor Perini Corp.	610,700	12,397,210

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Electrical Equipment – 2.5%
EnerSys(a)	308,900	$11,058,620
General Cable Corp.(a)	370,400	15,464,200
Thomas & Betts Corp.(a)	267,000	14,618,250

		41,141,070

Machinery – 1.7%
Briggs & Stratton Corp.	651,975	13,593,679
Mueller Industries, Inc.	389,350	14,476,033

		28,069,712

Professional Services – 0.2%
Kelly Services, Inc. – Class A(a)	178,001	3,138,157

Trading Companies & Distributors – 1.8%
Aircastle Ltd.	1,649,400	20,683,476
WESCO International, Inc.(a)	173,500	9,646,600

		30,330,076

		139,043,243

Health Care – 6.2%
Health Care Equipment & Supplies – 1.2%
Kinetic Concepts, Inc.(a)	342,500	20,323,950

Health Care Providers & Services – 3.9%
AMERIGROUP Corp.(a)	184,100	13,054,531
Health Net, Inc.(a)	708,200	22,726,138
LifePoint Hospitals, Inc.(a)	470,317	19,753,314
Molina Healthcare, Inc.(a)	349,823	9,508,176

		65,042,159

Pharmaceuticals – 1.1%
Par Pharmaceutical Cos., Inc.(a)	527,000	18,107,720

		103,473,829

Materials – 6.2%
Chemicals – 3.1%
Arch Chemicals, Inc.	389,810	14,091,632
Huntsman Corp.	816,500	15,472,675
OM Group, Inc.(a)	159,401	5,942,469
PolyOne Corp.	1,040,000	15,839,200

		51,345,976

Metals & Mining – 3.1%
Commercial Metals Co.	1,259,700	18,756,933
Reliance Steel & Aluminum Co.	373,475	19,237,697
Steel Dynamics, Inc.	823,700	14,085,270

		52,079,900

		103,425,876

Consumer Staples – 5.5%
Beverages – 1.3%
Constellation Brands, Inc. – Class A(a)	977,825	21,473,037

12	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Food Products – 4.2%
Bunge Ltd.	183,000	$13,624,350
Dole Food Co., Inc.(a)	1,217,000	16,319,970
Smithfield Foods, Inc.(a)	971,500	20,352,925
Tyson Foods, Inc. – Class A	1,044,400	19,864,488

		70,161,733

		91,634,770

Total Common Stocks (cost $1,381,217,678)		1,616,605,402

SHORT-TERM INVESTMENTS – 3.1%
Investment Companies – 3.1%
AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, 0.09%(b) (cost $51,005,350)	51,005,350	51,005,350

Total Investments – 100.0% (cost $1,432,223,028)		1,667,610,752
Other assets less liabilities – 0.0%		619,994

Net Assets – 100.0%		$1,668,230,746

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $1,381,217,678)	$1,616,605,402
Affiliated issuers (cost $51,005,350)	51,005,350
Receivable for shares of beneficial interest sold	8,519,119
Receivable for investment securities sold	8,266,094
Dividends receivable	1,236,048

Total assets	1,685,632,013

Liabilities
Payable for investment securities purchased	11,379,827
Payable for shares of beneficial interest redeemed	4,277,884
Advisory fee payable	788,937
Distribution fee payable	378,051
Transfer Agent fee payable	114,576
Administrative fee payable	60,979
Accrued expenses	401,013

Total liabilities	17,401,267

Net Assets	$1,668,230,746

Composition of Net Assets
Paid-in capital	$1,350,893,846
Undistributed net investment income	814,142
Accumulated net realized gain on investment transactions	81,135,034
Net unrealized appreciation on investments	235,387,724

$1,668,230,746

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$686,608,381	36,739,636	$18.69	*

B	$44,465,565	2,475,735	$17.96

C	$172,316,034	9,691,608	$17.78

Advisor	$341,677,380	18,025,838	$18.95

R	$121,294,374	6,559,302	$18.49

K	$45,908,561	2,475,167	$18.55

I	$255,960,451	13,747,361	$18.62

*	The maximum offering price per share for Class A shares was $19.52 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers	$10,510,769
Affiliated issuers	46,868	$10,557,637

Expenses
Advisory fee (see Note B)	5,891,503
Distribution fee—Class A	983,447
Distribution fee—Class B	241,468
Distribution fee—Class C	826,402
Distribution fee—Class R	282,531
Distribution fee—Class K	56,307
Transfer agency—Class A	569,869
Transfer agency—Class B	55,567
Transfer agency—Class C	157,695
Transfer agency—Advisor Class	267,558
Transfer agency—Class R	146,916
Transfer agency—Class K	45,045
Transfer agency—Class I	141,288
Registration fees	118,701
Custodian	100,220
Printing	77,301
Administrative	36,213
Trustees’ fees	25,480
Audit	21,012
Legal	20,709
Miscellaneous	29,440

Total expenses	10,094,672
Less: expenses waived and reimbursed by the Adviser (see Note B)	(983,640)
Less: expenses waived and reimbursed by the Distributor (see Note C)	(181,101)

Net expenses		8,929,931

Net investment income		1,627,706

Realized and Unrealized Gain on Investment Transactions
Net realized gain on investment transactions		116,051,676
Net change in unrealized appreciation/depreciation of investments		74,089,757

Net gain on investment transactions		190,141,433

Net Increase in Net Assets from Operations		$191,769,139

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30, 2010
Increase in Net Assets from Operations
Net investment income	$1,627,706		$1,956,659
Net realized gain on investment transactions	116,051,676		109,397,955
Net change in unrealized appreciation/depreciation of investments	74,089,757		127,951,543

Net increase in net assets from operations	191,769,139		239,306,157
Dividends to Shareholders from
Net investment income
Class A	(475,553)		(1,273,554)
Class B	(32,822)		(230,065)
Advisor Class	(888,248)		(993,697)
Class R	– 0	–	(119,069)
Class K	(71,866)		(110,330)
Class I	(940,776)		(803,988)
Transactions in Shares of Beneficial Interest
Net increase	154,761,110		113,123,313
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	98,384

Total increase	344,120,984		348,997,151
Net Assets
Beginning of period	1,324,109,762		975,112,611

End of period (including undistributed net investment income of $814,142 and $1,595,701, respectively)	$1,668,230,746		$1,324,109,762

See notes to financial statements.

16	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Small/Mid Cap Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	17

Notes to Financial Statements

deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

18	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$1,616,605,402	$—	$—	$1,616,605,402
Short-Term Investments	51,005,350	—	—	51,005,350

Total Investments in Securities	1,667,610,752	—	—	1,667,610,752
Other Financial Instruments*	—	—	—	—

Total	$1,667,610,752	$—	$—	$1,667,610,752

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

20	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total fund operating expenses on an annual basis to 1.15%, 1.85%, 1.85%, .85%, 1.35%, 1.10% and .85% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively (the “Expense Caps”). The Expense Caps will expire on November 30, 2011 and then may be extended by the Adviser for additional one year terms. For the six months ended May 31, 2011, such reimbursement amounted to $983,640.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2011, such fee amounted to $36,213.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $445,585 for the six months ended May 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $13,382 from the sale of Class A shares and received $6,294, $7,054 and $6,487 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2011.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	21

Notes to Financial Statements

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. — Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$59,959	$356,195	$365,149	$51,005	$47

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011 amounted to $1,505,077, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. For the period November 1, 2006 through October 31, 2007, with respect to Class B shares, payments made to the Distributor were voluntarily limited to .40% of the average daily net assets attributable to Class B shares. For the period November 1, 2007 through April 30, 2008, with respect to Class B shares, payments to the distributor were voluntarily limited to .35% of the average daily net assets attributable to Class B shares. For the period May 1, 2008 through May 31, 2010, payments made to the Distributor were voluntarily limited to .20% of average daily net assets attributable to Class B shares. As of June 1, 2010, with respect to Class B shares, payments made to the Distributor are voluntarily being limited to .25% of the average daily net assets attributable to Class B shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2011, such waiver amounted to $181,101. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $126,336,

22	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

$2,448,397, $927,670, and $290,760 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$630,666,419		$466,874,909
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$261,596,711
Gross unrealized depreciation	(26,208,987)

Net unrealized appreciation	$235,387,724

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	23

Notes to Financial Statements

may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class A
Shares sold	8,437,391	15,036,697	$154,093,555	$230,981,546

Shares issued in reinvestment of dividends	24,882	84,182	438,673	1,186,958

Shares converted from Class B	348,237	1,627,720	6,429,229	24,434,923

Shares redeemed	(6,008,909)	(14,152,041)	(109,992,446)	(211,722,417)

Net increase	2,801,601	2,596,558	$50,969,011	$44,881,010

Class B
Shares sold	73,580	173,334	$1,293,952	$2,550,044

Shares issued in reinvestment of dividends	1,789	15,664	30,330	212,723

Shares converted to Class A	(362,227)	(1,691,075)	(6,429,229)	(24,434,923)

Shares redeemed	(255,067)	(898,459)	(4,450,401)	(12,941,392)

Net decrease	(541,925)	(2,400,536)	$(9,555,348)	$(34,613,548)

Class C
Shares sold	1,295,949	2,044,164	$22,557,676	$29,875,381

Shares redeemed	(883,033)	(1,960,954)	(15,408,383)	(28,173,660)

Net increase	412,916	83,210	$7,149,293	$1,701,721

Advisor Class
Shares sold	6,458,860	8,226,425	$119,182,756	$128,688,220

Shares issued in reinvestment of dividends	43,078	64,194	768,946	916,696

Shares redeemed	(2,835,532)	(7,651,865)	(52,800,739)	(115,558,805)

Net increase	3,666,406	638,754	$67,150,963	$14,046,111

24	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

	Shares			Amount
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30, 2010

Class R
Shares sold	2,026,811		2,945,121	$36,636,686		$44,476,109

Shares issued in reinvestment of dividends	– 0	–	8,527	– 0	–	119,205

Shares redeemed	(1,124,403)		(1,547,689)	(20,476,784)		(23,122,215)

Net increase	902,408		1,405,959	$16,159,902		$21,473,099

Class K
Shares sold	498,010		1,337,380	$8,993,142		$20,456,028

Shares issued in reinvestment of dividends	4,109		7,880	71,866		110,329

Shares redeemed	(563,579)		(679,611)	(10,176,692)		(10,162,482)

Net increase (decrease)	(61,460)		665,649	$(1,111,684)		$10,403,875

Class I
Shares sold	4,440,486		5,966,480	$80,791,682		$91,497,453

Shares issued in reinvestment of dividends	50,965		56,132	893,929		788,091

Shares redeemed	(3,205,139)		(2,484,928)	(57,686,638)		(37,054,499)

Net increase	1,286,312		3,537,684	$23,998,973		$55,231,045

For the year ended November 30, 2010, the Fund received $98,384 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	25

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$3,530,703	$6,601,973

Total taxable distributions	3,530,703	6,601,973

Total distributions paid	$3,530,703	$6,601,973

26	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Notes to Financial Statements

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$1,595,701
Accumulated capital and other losses	(32,297,359	)(a)
Unrealized appreciation/(depreciation)	158,678,685	(b)

Total accumulated earnings/(deficit)	$127,977,027

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $32,297,359 which expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $110,598,047.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primary to the tax deferral of losses on wash sales.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 16.38	$ 13.13	$ 9.18	$ 16.77	$ 17.89	$ 17.63

Income From Investment Operations
Net investment income(a)(b)	.02	.02	.05	.09	.09	.08
Net realized and unrealized gain (loss) on investment transactions	2.30	3.27	3.99	(6.29)	.60	2.17

Net increase (decrease) in net asset value from operations	2.32	3.29	4.04	(6.20)	.69	2.25

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.04)	(.09)	(.03)	(.12)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.01)	(.04)	(.09)	(1.39)	(1.81)	(1.99)

Net asset value, end of period	$ 18.69	$ 16.38	$ 13.13	$ 9.18	$ 16.77	$ 17.89

Total Return
Total investment return based on net asset value(c)	14.19%	25.11%	44.38	%*	(40.35	)%*	4.10%	14.11%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$686,608	$555,971	$411,472	$300,760	$571,165	$533,763
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.15	%(d)	1.15	%(e)	1.15%	1.15%	1.15	%(e)	1.15	%(e)
Expenses, before waivers/reimbursements	1.28	%(d)	1.33	%(e)	1.37%	1.34%	1.27	%(e)	1.31	%(e)
Net investment income(b)	.19	%(d)	.17	%(e)	.50%	.62%	.54	%(e)	.47	%(e)
Portfolio turnover rate	31%	57%	64%	48%	30%	54%

See footnote summary on page 35.

28	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 15.75	$ 12.65	$ 8.86	$ 16.24	$ 17.30	$ 17.23

Income From Investment Operations
Net investment income (loss)(a)(f)	.01	(.01)	.03	.06	(b)	.06	(b)	(.04	)(b)
Net realized and unrealized gain (loss) on investment transactions	2.21	3.15	3.84	(6.08)	.57	2.10

Net increase (decrease) in net asset value from operations	2.22	3.14	3.87	(6.02)	.63	2.06

Less: Dividends and Distributions
Dividends from net investment income	(.01)	(.04)	(.08)	– 0	–	– 0	–	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.01)	(.04)	(.08)	(1.36)	(1.69)	(1.99)

Net asset value, end of period	$ 17.96	$ 15.75	$ 12.65	$ 8.86	$ 16.24	$ 17.30

Total Return
Total investment return based on net asset value(c)	14.11%	24.90%	44.11	%*	(40.49	)%*	3.86%	13.24%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,466	$47,532	$68,527	$70,770	$174,860	$226,764
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.28	%d)	1.31	%(e)	1.36%	1.33%	1.40	%(e)	1.85	%(e)
Expenses, before waivers/reimbursements	2.03	%(d)	2.09	%(e)	2.16%	2.06%	2.01	%(e)	2.03	%(e)
Net investment income (loss)(f)	.06	%(d)	(.03	)%(e)	.33%	.42	%(b)	.33	%(b)(e)	(.27	)%(b)(e)
Portfolio turnover rate	31%	57%	64%	48%	30%	54%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007		2006

Net asset value, beginning of period	$ 15.63		$ 12.58		$ 8.77		$ 16.17	$ 17.30		$ 17.22

Income From Investment Operations
Net investment loss(a)(b)	(.04)		(.08)		(.02)		(.01)	(.02)		(.04)
Net realized and unrealized gain (loss) on investment transactions	2.19		3.13		3.83		(6.03)	.58		2.11

Net increase (decrease) in net asset value from operations	2.15		3.05		3.81		(6.04)	.56		2.07

Less: Distributions
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)		(1.99)

Net asset value, end of period	$ 17.78		$ 15.63		$ 12.58		$ 8.77	$ 16.17		$ 17.30

Total Return
Total investment return based on net asset value(c)	13.76%		24.24%		43.44	%*	(40.81)%*	3.42%		13.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$172,316		$145,004		$115,634		$95,201	$204,487		$208,714
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.85	%(d)	1.85	%(e)	1.85%		1.85%	1.85	%(e)	1.85	%(e)
Expenses, before waivers/reimbursements	2.00	%(d)	2.05	%(e)	2.11%		2.05%	1.98	%(e)	2.02	%(e)
Net investment loss(b)	(.51	)%(d)	(.53	)%(e)	(.19)%		(.09)%	(.14	)%(e)	(.25	)%(e)
Portfolio turnover rate	31%		57%		64%		48%	30%		54%

See footnote summary on page 35.

30	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 16.63	$ 13.32	$ 9.33	$ 17.03	$ 18.13	$ 17.79

Income From Investment Operations
Net investment income(a)(b)	.05	.07	.08	.13	.15	.13
Net realized and unrealized gain (loss) on investment transactions	2.33	3.31	4.04	(6.39)	.60	2.20

Net increase (decrease) in net asset value from operations	2.38	3.38	4.12	(6.26)	.75	2.33

Less: Dividends and Distributions
Dividends from net investment income	(.06)	(.07)	(.13)	(.08)	(.16)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.06)	(.07)	(.13)	(1.44)	(1.85)	(1.99)

Net asset value, end of period	$ 18.95	$ 16.63	$ 13.32	$ 9.33	$ 17.03	$ 18.13

Total Return
Total investment return based on net asset value(c)	14.33%	25.50%	44.78	%*	(40.18	)%*	4.44%	14.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$341,677	$238,840	$182,777	$111,814	$175,011	$173,391
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.85	%(e)	.85%	.85%	.85	%(e)	.85	%(e)
Expenses, before waivers/reimbursements	.98	%(d)	1.03	%(e)	1.06%	1.04%	.97	%(e)	1.01	%(e)
Net investment income(b)	.49	%(d)	.46	%(e)	.77%	.94%	.84	%(e)	.75	%(e)
Portfolio turnover rate	31%	57%	64%	48%	30%	54%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class R
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 16.21	$ 13.01	$ 9.10	$ 16.66	$ 17.82	$ 17.60

Income From Investment Operations
Net investment income (loss)(a)(b)	(.00	)(g)	(.00	)(g)	.03	.06	.05	.06
Net realized and unrealized gain (loss) on investment transactions	2.28	3.23	3.96	(6.24)	.61	2.15

Net increase (decrease) in net asset value from operations	2.28	3.23	3.99	(6.18)	.66	2.21

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.03)	(.08)	(.02)	(.13)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	– 0	–	(.03)	(.08)	(1.38)	(1.82)	(1.99)

Net asset value, end of period	$ 18.49	$ 16.21	$ 13.01	$ 9.10	$ 16.66	$ 17.82

Total Return
Total investment return based on net asset value(c)	14.06%	24.85%	44.19	%*	(40.50	)%*	3.95%	13.88%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$121,294	$91,714	$55,290	$30,639	$40,382	$19,372
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.35	%(d)	1.35	%(e)	1.35%	1.35%	1.35	%(e)	1.35	%(e)
Expenses, before waivers/reimbursements	1.56	%(d)	1.60	%(e)	1.58%	1.54%	1.51	%(e)	1.55	%(e)
Net investment income (loss)(b)	(.01	)%(d)	(.02	)%(e)	.27%	.44%	.26	%(e)	.33	%(e)
Portfolio turnover rate	31%	57%	64%	48%	30%	54%
See footnote summary on page 35.

32	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 16.27	$ 13.05	$ 9.14	$ 16.74	$ 17.91	$ 17.64

Income From Investment Operations
Net investment income(a)(b)	.02	.03	.05	.10	.08	.15
Net realized and unrealized gain (loss) on investment transactions	2.29	3.25	3.97	(6.27)	.62	2.11

Net increase (decrease) in net asset value from operations	2.31	3.28	4.02	(6.17)	.70	2.26

Less: Dividends and Distributions
Dividends from net investment income	(.03)	(.06)	(.11)	(.07)	(.18)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.03)	(.06)	(.11)	(1.43)	(1.87)	(1.99)

Net asset value, end of period	$ 18.55	$ 16.27	$ 13.05	$ 9.14	$ 16.74	$ 17.91

Total Return
Total investment return based on net asset value(c)	14.20%	25.20%	44.51	%*	(40.36	)%*	4.14%	14.16%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$45,909	$41,265	$24,411	$12,447	$18,514	$5,211
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.10	%(d)	1.10	%(e)	1.10%	1.10%	1.10	%(e)	1.10	%(e)
Expenses, before waivers/reimbursements	1.25	%(d)	1.30	%(e)	1.26%	1.26%	1.23	%(e)	1.28	%(e)
Net investment income(b)	.24	%(d)	.23	%(e)	.50%	.69%	.48	%(e)	.92	%(e)
Portfolio turnover rate	31%	57%	64%	48%	30%	54%

See footnote summary on page 35.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	33

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 16.35	$ 13.11	$ 9.20	$ 16.84	$ 17.98	$ 17.66

Income From Investment Operations
Net investment income(a)(b)	.04	.07	.08	.13	.12	.13
Net realized and unrealized gain (loss) on investment transactions	2.31	3.26	3.98	(6.30)	.62	2.18

Net increase (decrease) in net asset value from operations	2.35	3.33	4.06	(6.17)	.74	2.31

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.09)	(.15)	(.11)	(.19)	– 0	–
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.36)	(1.69)	(1.99)

Total dividends and distributions	(.08)	(.09)	(.15)	(1.47)	(1.88)	(1.99)

Net asset value, end of period	$ 18.62	$ 16.35	$ 13.11	$ 9.20	$ 16.84	$ 17.98

Total Return
Total investment return based on net asset value(c)	14.37%	25.51%	44.86	%*	(40.20	)%*	4.38%	14.46%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$255,961	$203,784	$117,002	$75,045	$133,438	$17,420
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.85	%(d)	.85	%(e)	.85%	.85%	.84	%(e)	.85	%(e)
Expenses, before waivers/reimbursements	.92	%(d)	.96	%(e)	.94%	.92%	.85	%(e)	.89	%(e)
Net investment income(b)	.50	%(d)	.48	%(e)	.78%	.93%	.69	%(e)	.79	%(e)
Portfolio turnover rate	31%	57%	64%	48%	30%	54%

See footnote summary on page 35.

34	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

(e)	The ratio includes expenses attributable to costs of proxy solicitation.

(f)	Net of fees and expenses waived by Distributor.

(g)	Amount is less than $.005.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2009 and November 30, 2008 by 0.01% and 0.01%, respectively.

See notes to financial statements.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	35

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

James W. MacGregor(2), Vice President

Andrew J. Weiner(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust Company

One Lincoln Street

Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Small/Mid Cap Value Senior Investment Management Team. Messrs. MacGregor, Paul and Weiner are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	37

material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements

38	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 2500 Value Index and the Russell 2500 Index, in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the indices) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, in the 2nd quintile of the Performance Group and the Performance Universe for the 3-year period, and in the 1st quintile of the Performance Group and the Performance Universe for the 5-year period. The Fund lagged the indices in the 1-year period but outperformed the indices in the 3- and 5-year and the since inception periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Small Cap Value Funds Average but lagged the indices. Based on their review, the trustees concluded that the Fund’s relative performance over time had been satisfactory.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	39

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The expense ratio of the Fund reflected fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

40	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 75 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees noted that the Fund’s total expense ratio, which reflected a cap by the Adviser, was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	41

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust (the “Trust”) in respect of AllianceBernstein Small/Mid Cap Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

42	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, EXPENSE CAPS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Specialty	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$1,670.9	Small/Mid Cap Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $122,425 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser has agreed to waive that portion of its management fees and/or reimburse the Fund for that portion of its total operating expenses to the degree necessary to limit the Fund’s expense ratios to the amounts set forth below for the Fund’s fiscal year. The waiver is terminable by the Adviser at the end of the Fund’s fiscal year upon at least 60 days written notice prior to the termination

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	43

date of the undertaking. In addition, set forth below are the gross expense ratios of the Fund for the most recently completed fiscal year:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking			Gross Expense Ratio[4]		Fiscal Year End
Small/Mid Cap Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.85 1.15 1.85 1.85 1.35 1.10 0.85	% % % % % % %	1.03 1.33 2.09 2.05 1.60 1.30 0.96	% % % % % % %	November 30

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational

4	Annualized.

44	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.5 In addition to the AllianceBernstein institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:6

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	$1,670.9	Small & Mid Cap Value 95 bp on 1st $25 million 75 bp on next $25 million 65 bp on next $50 million 55 bp on the balance Minimum account size: $25m	0.562%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.7 Also shown is the

5	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

6	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

7	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	45

Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Small/Mid Cap Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the sub-advisory relationships that have a somewhat similar investment style as the Fund. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2011 net assets and the Fund’s advisory fee:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Small/Mid Cap Value Fund	Client #1	0.50% on 1st $250 million 0.45% on the balance	0.457%	0.750%

	Client #2	0.95% on 1st $25 million 0.75% on next $25 million 0.65% on next $50 million 0.55% on the balance	0.562%	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser.

While it appears that the sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.8

8	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

46	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)9 at the approximate current asset level of the Fund.10

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[11]	Lipper Exp. Group Median (%)	Rank
Small/Mid Cap Value Fund	0.750	0.831	4/12

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU12 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.

Fund	Expense Ratio (%)[13]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Small/Mid Cap Value Fund	1.150	1.358	1/12	1.399	1/29

9	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

10	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

11	The contractual management fee would not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. In addition, the contractual management fee does not reflect any advisory fee waivers or expense reimbursements for expense caps that would effectively reduce the actual management fee.

12	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

13	Most recently completed fiscal year end Class A total expense ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	47

Based on this analysis, the Fund has a more favorable ranking on a total expense ratio basis than on a management fee basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

48	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

During the Fund’s most recently completed fiscal year, ABI received from the Fund $16,808, $3,892,138 and $44,317 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $814,496 in fees from the Fund.14

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from any future business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,15 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

14	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

15	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	49

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli16 study on advisory fees and various fund characteristics.17 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.18 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund19 relative to its Lipper Performance Group (“PG”) and

16	The Deli study was originally published in 2002 based on 1997 data.

17	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

18	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

19	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

50	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

Lipper Performance Universe (“PU”)20 for the periods ended February 28, 2011.21

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	28.32	29.25	29.33	8/12	24/34
3 year	9.29	7.36	7.36	4/12	8/32
5 year	6.57	3.82	3.11	1/12	1/28

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)22 versus its benchmark.23 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.24

	Periods Ending February 28, 2011 Annualized Performance
	1 Year (%)	3 Year (%)	5 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)

					Volatility (%)	Sharpe (%)
Small/Mid Cap Value Fund	28.32	9.29	6.57	11.30	24.07	0.29	5
Russell 2500 Value Index	29.55	5.82	3.70	9.58	21.89	0.17	5
Russell 2500 Index	32.74	6.62	4.72	8.82	N/A	N/A	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

20	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

21	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

22	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

23	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

24	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND •	51

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

52	• ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN SMALL/MID CAP VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

SMCV-0152-0511

SEMI-ANNUAL REPORT

AllianceBernstein

International Value Fund

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 14, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein International Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital.

The Fund invests primarily in a diversified portfolio of equity securities of established companies selected from more than 40 industries and from more than 40 developed and emerging market countries. These countries currently include the developed nations in Europe and the Far East, Canada, Australia and emerging market countries worldwide. Under normal circumstances, the Fund invests significantly (at least 40%—unless market conditions are not deemed favorable by AllianceBernstein L.P., the “Adviser”) in securities of non-U.S. companies. In addition, the Fund invests, under normal circumstances, in the equity securities of companies located in at least three countries.

The Fund invests in companies that are determined by the Adviser’s Bernstein unit (“Bernstein”) to be undervalued, using a fundamental value approach. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose stocks are priced low in relation to their perceived long-term earnings power.

Currencies can have a dramatic impact on equity returns, significantly adding to returns in some years and greatly diminishing them in others. The Adviser evaluates currency and equity positions separately and may seek to hedge the currency exposure resulting from securities positions when it finds the currency exposure unattractive. To hedge a portion of its currency risk, the Fund may from time to time invest in currency-related derivatives, including forward currency exchange contracts, futures, options on futures, swaps and options. The Adviser may also seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives.

The Fund may invest in depositary receipts, instruments of supranational entities denominated in the currency of any country, securities of multinational companies and “semi-governmental securities”, and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards, and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index, for the six- and 12-month periods ended May 31, 2011.

The Fund’s Class A shares underperformed the benchmark for both the six-and 12-month periods ended May 31, 2011, before sales charges.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	1

For the six-month period, security selection drove the underperformance, particularly within the utilities, technology and consumer cyclicals sectors. Sector selection was marginally positive, due to an overweight in the energy sector.

For the 12-month period, security selection also negatively impacted returns. Weakness was seen in the utilities, technology and consumer cyclicals sectors. Sector selection was positive, due to overweight positions in the industrial commodities, telecommunications and energy sectors.

Derivatives, primarily used to implement active currency management, and gain equity exposure for cash balances, added to returns for both the six- and 12-month periods ended May 31, 2011.

Market Review and Investment Strategy

International equity markets continued their upward progress for the six-and 12-month periods ended May 31, 2011, but markets were volatile.

Markets retreated during 2010, amid concerns over the global recovery and the sovereign debt crisis in Europe. However, they recovered over the course of the third quarter 2010, driven by a better- than-expected earnings season and stronger-than-forecasted economic data. Moreover, positive results from the European bank stress tests boosted confidence. International equity markets advanced in the fourth quarter 2010 as optimism about the outlook for equities in 2011 eventually eclipsed anxiety about the imbalances facing the global economy. The upward move continued into 2011, as the global economic recovery continued and corporate profitability improved. But unrest in the Middle East and North Africa, the natural disaster in Japan and the re-emergence of the European sovereign debt crisis tempered market gains.

The Fund’s International Value Senior Investment Management Team (the “Team”) emphasizes companies in the Fund with strong free cash flow generation that are selling at attractive valuations. The Team believes these opportunities are available across a wide range of sectors.

2	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund/Portfolio carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged MSCI EAFE Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EAFE Index (free float-adjusted, market capitalization weighted) represents the equity market performance of developed markets, excluding the U.S. and Canada. Net returns reflect the reinvestment of dividends after deduction of non-U.S. withholding tax. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. An investor cannot invest directly in an index, and its results are not indicative for any specific investment, including the Fund.

A Word About Risk

Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange risk may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. Trying to enhance investment returns by borrowing money or using other leverage tools—magnify both gains and losses, resulting in greater volatility. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein International Value Fund
Class A	11.53%	25.23%

Class B*	11.08%	24.24%

Class C	11.14%	24.39%

Advisor Class**	11.65%	25.66%

Class R**	11.38%	25.04%

Class K**	11.57%	25.43%

Class I**	11.74%	25.85%

MSCI EAFE Index	14.92%	30.69%

*    Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for additional information.

**  Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	25.23%	19.88%
5 Years	-3.85%	-4.68%
10 Years	6.43%	5.97%

Class B Shares
1 Year	24.24%	20.24%
5 Years	-4.57%	-4.57%
10 Years(a)	5.83%	5.83%

Class C Shares
1 Year	24.39%	23.39%
5 Years	-4.53%	-4.53%
10 Years	5.68%	5.68%

Advisor Class Shares†
1 Year	25.66%	25.66%
5 Years	-3.57%	-3.57%
10 Years	6.76%	6.76%

Class R Shares†
1 Year	25.04%	25.04%
5 Years	-4.07%	-4.07%
Since Inception*	5.15%	5.15%

Class K Shares†
1 Year	25.43%	25.43%
5 Years	-3.78%	-3.78%
Since Inception*	0.82%	0.82%

Class I Shares†
1 Year	25.85%	25.85%
5 Years	-3.44%	-3.44%
Since Inception*	1.16%	1.16%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.33%, 2.10%, 2.06%, 1.03%, 1.56%, 1.25% and 0.86% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception date; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	22.94%
5 Years	-4.83%
10 Years	5.85%

Class B Shares
1 Year	23.52%
5 Years	-4.73%
10 Years(a)	5.71%

Class C Shares
1 Year	26.56%
5 Years	-4.69%
10 Years	5.58%

Advisor Class Shares†
1 Year	28.82%
5 Years	-3.73%
10 Years	6.65%

Class R Shares†
1 Year	28.26%
5 Years	-4.23%
Since Inception*	4.88%

Class K Shares†
1 Year	28.75%
5 Years	-3.93%
Since Inception*	0.58%

Class I Shares†
1 Year	29.15%
5 Years	-3.59%
Since Inception*	0.92%

*	Inception date: 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Advisor Class, Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010		Ending Account Value May 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,115.28	$1,017.85	$7.49	$7.14
Class B	$1,000	$1,000	$1,110.76	$1,013.96	$11.58	$11.05
Class C	$1,000	$1,000	$1,111.40	$1,014.16	$11.37	$10.85
Advisor Class	$1,000	$1,000	$1,116.46	$1,019.35	$5.91	$5.64
Class R	$1,000	$1,000	$1,113.81	$1,017.10	$8.27	$7.90
Class K	$1,000	$1,000	$1,115.70	$1,018.65	$6.65	$6.34
Class I	$1,000	$1,000	$1,117.42	$1,020.39	$4.80	$4.58
*	Expenses are equal to the classes’ annualized expense ratios of 1.42%, 2.20%, 2.16%, 1.12%, 1.57%, 1.26% and 0.91%, respectively, multiplied by the average account value over the period, multiplied by 182/365 ( to reflect the one half year period ).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

May 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $2,102.0

*	All data are as of May 31, 2011. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investments purposes (see “Portfolio of Investments” section of the report for additional details). “Other” country weightings represent 1.3% or less in the following countries: Austria, China, Denmark, India, Portugal, Singapore, South Africa, Taiwan and Turkey.

Please Note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio Summary

TEN LARGEST HOLDINGS*

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Rio Tinto PLC	$66,184,200	3.2%
AstraZeneca PLC	57,050,316	2.7
ING Groep NV	47,054,819	2.2
Vodafone Group PLC	46,848,951	2.2
Novartis AG	45,883,338	2.2
Societe Generale	45,676,388	2.2
Telecom Italia SpA (savings shares)	44,468,491	2.1
Japan Tobacco, Inc.	40,260,277	1.9
Allianz SE	39,522,307	1.9
Bouygues SA	37,242,885	1.8
	$470,191,972	22.4%

*	Long-term investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	9

Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.7%
Financials – 25.0%
Capital Markets – 0.5%
Deutsche Bank AG	155,200	$9,290,362

Commercial Banks – 15.6%
Australia & New Zealand Banking Group Ltd.	258,900	6,130,908
Banco do Brasil SA	1,004,000	17,849,596
Bank of China Ltd.(a)	10,730,600	5,938,220
Barclays PLC	5,815,500	26,579,134
BNP Paribas	298,513	23,390,052
Danske Bank A/S(a)	523,564	11,056,906
Hana Financial Group, Inc.	255,090	9,202,309
KB Financial Group, Inc.	209,803	10,045,135
KB Financial Group, Inc. (ADR)	6,700	320,997
KBC Groep NV	419,800	17,820,588
Lloyds Banking Group PLC(a)	28,683,400	24,578,566
Mitsubishi UFJ Financial Group, Inc.	3,473,000	16,016,624
National Australia Bank Ltd.	1,168,300	33,130,637
National Bank of Canada	157,300	13,142,834
Societe Generale	765,973	45,676,388
Sumitomo Mitsui Financial Group, Inc.	956,200	27,637,555
Turkiye Is Bankasi – Class C	2,128,200	6,662,751
Turkiye Vakiflar Bankasi Tao – Class D	4,512,100	10,469,610
UniCredit SpA	10,012,070	22,841,984

		328,490,794

Diversified Financial Services – 3.0%
ING Groep NV(a)	3,881,345	47,054,819
ORIX Corp.	164,240	15,745,194

		62,800,013

Insurance – 5.1%
Aegon NV(a)	3,307,700	23,183,917
Allianz SE	285,045	39,522,307
Aviva PLC	3,553,800	25,588,491
Muenchener Rueckversicherungs AG	125,600	19,304,944

		107,599,659

Real Estate Management & Development – 0.8%
Evergrande Real Estate Group Ltd.	9,876,000	6,926,441
Mitsui Fudosan Co., Ltd.	627,600	10,593,088

		17,519,529

		525,700,357

Consumer Discretionary – 15.2%
Auto Components – 4.1%
Bridgestone Corp.	1,183,800	27,000,978
Faurecia	14,985	641,427
GKN PLC	6,638,300	23,984,794
Magna International, Inc. – Class A	380,700	18,428,890

10	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

NGK Spark Plug Co., Ltd.	537,400	$7,196,058
Sumitomo Rubber Industries Ltd.	675,400	7,827,281

		85,079,428

Automobiles – 4.7%
Nissan Motor Co., Ltd.	3,081,200	31,018,489
Renault SA	574,100	32,706,023
Toyota Motor Corp.	856,300	35,792,821

		99,517,333

Distributors – 0.0%
Inchcape PLC	23,300	151,180

Hotels, Restaurants & Leisure – 0.5%
Thomas Cook Group PLC	4,320,255	10,729,097

Household Durables – 2.7%
LG Electronics, Inc.	156,460	14,140,251
Sharp Corp.	2,837,100	26,634,166
Sony Corp.	598,300	16,016,180

		56,790,597

Leisure Equipment & Products – 0.3%
Namco Bandai Holdings, Inc.	623,800	7,190,474

Media – 1.6%
Informa PLC	1,065,200	7,642,759
Vivendi SA	896,690	25,117,989

		32,760,748

Specialty Retail – 0.7%
Esprit Holdings Ltd.	3,992,302	15,031,429

Textiles, Apparel & Luxury Goods – 0.6%
Yue Yuen Industrial Holdings Ltd.	3,782,500	13,055,872

		320,306,158

Materials – 10.4%
Chemicals – 1.1%
Air Water, Inc.	4,900	58,734
Koninklijke DSM NV	291,443	19,571,308
Ube Industries Ltd.	883,000	2,742,754

		22,372,796

Metals & Mining – 9.3%
Dowa Holdings Co., Ltd.	863,700	5,158,168
Hindalco Industries Ltd.	822,700	3,612,348
JFE Holdings, Inc.	694,700	17,418,734
New Gold, Inc.(a)	219,846	2,235,106
Rio Tinto PLC	949,800	66,184,200
Tata Steel Ltd.	1,269,400	16,625,371
ThyssenKrupp AG	420,600	20,040,667
Vale SA (Sponsored ADR) (Local Preference Shares)	976,500	28,611,450

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Xstrata PLC	1,535,500	$36,210,703

		196,096,747

		218,469,543

Energy – 9.9%
Oil, Gas & Consumable Fuels – 9.9%
BP PLC	4,646,100	35,775,650
China Petroleum & Chemical Corp. – Class H	10,056,000	10,049,534
ENI SpA	1,304,400	31,281,450
Gazprom OAO (Sponsored ADR)(a)	1,670,200	24,635,450
JX Holdings, Inc.	35,100	231,972
LUKOIL OAO (London) (Sponsored ADR)	251,200	16,152,160
Nexen, Inc. (Toronto)	1,077,803	24,863,392
OMV AG	298,800	12,444,653
Penn West Petroleum Ltd.	309,020	7,993,024
Petroleo Brasileiro SA (Sponsored ADR)	214,158	6,694,579
Royal Dutch Shell PLC (Euronext Amsterdam) – Class A	1,034,785	36,943,151

		207,065,015

Industrials – 9.2%
Aerospace & Defense – 1.2%
BAE Systems PLC	4,547,100	24,759,634

Building Products – 1.8%
Asahi Glass Co., Ltd.	1,919,000	22,681,185
Cie de St-Gobain	229,200	15,210,051

		37,891,236

Commercial Services & Supplies – 0.0%
Rentokil Initial PLC(a)	51,300	83,487

Construction & Engineering – 1.8%
Bouygues SA	803,400	37,242,885

Electrical Equipment – 2.0%
Furukawa Electric Co., Ltd.	1,455,000	5,308,567
Mitsubishi Electric Corp.	694,000	7,849,919
Sumitomo Electric Industries Ltd.	1,996,000	28,866,289

		42,024,775

Industrial Conglomerates – 1.1%
Bidvest Group Ltd.	577,498	13,146,065
Cookson Group PLC	97,743	1,108,412
SembCorp Industries Ltd.	2,418,000	9,921,171

		24,175,648

Road & Rail – 0.5%
East Japan Railway Co.	121,000	7,061,972
Firstgroup PLC	513,786	2,864,860

		9,926,832

12	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Trading Companies & Distributors – 0.8%
Mitsubishi Corp.	655,100	$16,653,824

		192,758,321

Telecommunication Services – 7.5%
Diversified Telecommunication Services – 5.3%
France Telecom SA	1,369,900	31,376,553
Nippon Telegraph & Telephone Corp.	757,400	35,641,292
Telecom Italia SpA (ordinary shares)	20,602,000	29,224,890
Telecom Italia SpA (savings shares)	12,449,500	15,243,601

		111,486,336

Wireless Telecommunication Services – 2.2%
Vodafone Group PLC	16,848,565	46,848,951

		158,335,287

Health Care – 7.5%
Pharmaceuticals – 7.5%
AstraZeneca PLC	1,092,900	57,050,316
Novartis AG	711,140	45,883,338
Roche Holding AG	164,300	28,928,618
Sanofi-Aventis SA	324,182	25,708,685

		157,570,957

Information Technology – 5.7%
Computers & Peripherals – 2.0%
Fujitsu Ltd.	2,980,000	15,719,088
Lite-On Technology Corp.	3,155,000	4,045,599
Pegatron Corp.(a)	3,917,000	4,229,208
Toshiba Corp.	3,525,800	18,761,789

		42,755,684

Electronic Equipment, Instruments & Components – 1.0%
AU Optronics Corp.(a)	22,941,480	18,798,055
LG Display Co., Ltd.	68,200	2,271,903

		21,069,958

IT Services – 0.3%
Cap Gemini SA(a)	94,105	5,385,779

Office Electronics – 0.7%
Konica Minolta Holdings, Inc.	1,682,000	14,187,099

Semiconductors & Semiconductor Equipment – 1.2%
Samsung Electronics Co., Ltd.	22,790	19,107,247
Sumco Corp.(a)	357,000	6,443,976

		25,551,223

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	13

Portfolio of Investments

Company	Shares	U.S. $ Value

Software – 0.5%
Konami Corp.	552,300	$11,488,067

		120,437,810

Consumer Staples – 5.3%
Beverages – 0.9%
Asahi Breweries Ltd.	976,100	19,078,574

Food & Staples Retailing – 1.0%
Delhaize Group SA(a)	254,900	21,126,441
Koninklijke Ahold NV	9,200	131,417

		21,257,858

Tobacco – 3.4%
Imperial Tobacco Group PLC	882,900	31,670,883
Japan Tobacco, Inc.	10,402	40,260,277

		71,931,160

		112,267,592

Utilities – 3.0%
Electric Utilities – 2.9%
E.ON AG	1,297,000	36,885,673
EDP - Energias de Portugal SA	4,005,400	14,929,278
Tokyo Electric Power Co., Inc. (The)	2,062,500	8,068,356

		59,883,307

Gas Utilities – 0.1%
Tokyo Gas Co., Ltd.	584,000	2,485,752

		62,369,059

Total Common Stocks (cost $1,978,893,538)		2,075,280,099

RIGHTS – 0.0%
Energy – 0.0%
OMV AG(a) (cost $0)	298,800	0

Total Investments – 98.7% (cost $1,978,893,538)		2,075,280,099
Other assets less liabilities – 1.3%		26,759,060

Net Assets – 100.0%		$2,102,039,159

FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
Euro STOXX 50 Futures	212	June 2011	$8,946,491	$8,716,396	$(230,095)
Topix Index Futures	125	June 2011	14,336,003	12,843,516	(1,492,487)

					$(1,722,582)

14	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Buy Contracts
Bank of America N.A:
Euro settling 6/15/11	136,180	$187,833,074	$195,919,138	$8,086,064
Swedish Krona settling 6/15/11	833,143	130,321,133	134,915,198	4,594,065
BNP Paribas SA:
Australian Dollar settling 6/15/11	17,028	16,928,131	18,151,583	1,223,452
Australian Dollar settling 6/15/11	12,496	12,422,711	13,320,541	897,830
Australian Dollar settling 9/15/11	53,519	56,096,127	56,379,084	282,957
Great British Pound settling 6/15/11	28,691	46,663,042	47,189,213	526,171
Citibank NA:
Canadian Dollar settling 6/15/11	6,875	7,180,059	7,093,630	(86,429)
Credit Suisse London Branch (GFX):
Canadian Dollar settling 6/15/11	9,008	9,264,726	9,294,461	29,735
Canadian Dollar settling 6/15/11	6,472	6,707,848	6,677,814	(30,034)
Euro settling 6/15/11	38,653	55,799,857	55,609,211	(190,646)
Euro settling 6/15/11	118,354	170,857,018	170,273,268	(583,750)
Norwegian Krone settling 6/15/11	617,433	113,505,849	114,579,212	1,073,363
Swiss Franc settling 6/15/11	77,023	82,481,635	90,313,144	7,831,509
Deutsche Bank AG London:
Canadian Dollar settling 6/15/11	9,364	9,598,590	9,661,782	63,192
Canadian Dollar settling 6/15/11	8,409	8,780,411	8,676,412	(103,999)
Norwegian Krone settling 6/15/11	746,737	133,048,909	138,574,610	5,525,701
Swedish Krona settling 6/15/11	463,316	74,079,120	75,027,180	948,060
Goldman Sachs International:
Great British Pound settling 6/15/11	26,817	43,454,803	44,106,972	652,169
HSBC BankUSA:
Japanese Yen settling 6/15/11	1,462,113	18,079,549	17,938,573	(140,976)
Norwegian Krone settling 6/15/11	39,443	7,166,692	7,319,576	152,884
Morgan Stanley and Co.:
Australian Dollar settling 6/15/11	28,540	28,563,974	30,423,195	1,859,221
Great British Pound settling 6/15/11	13,027	21,154,545	21,426,018	271,473
Great British Pound settling 6/15/11	9,298	15,126,916	15,292,785	165,869
Royal Bank of Scotland PLC:
Great British Pound settling 6/15/11	47,253	76,218,144	77,718,863	1,500,719
Japanese Yen settling 6/15/11	3,996,613	49,364,060	49,034,195	(329,865)
Swiss Franc settling 6/15/11	17,075	19,220,162	20,021,252	801,090
Swiss Franc settling 9/15/11	22,470	25,304,339	26,363,245	1,058,906
Societe Generale:
Japanese Yen settling 6/15/11	2,836,213	35,194,423	34,797,319	(397,104)
Standard Chartered Bank:
Japanese Yen settling 6/15/11	3,560,286	44,068,400	43,680,926	(387,474)
State Street Bank and Trust Co.:
Great British Pound settling 6/15/11	8,454	13,829,138	13,904,626	75,488

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	15

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
UBS AG:
Canadian Dollar settling 6/15/11	9,766	$9,987,258	$10,076,566	$89,308
Japanese Yen settling 6/15/11	3,881,925	47,827,338	47,627,095	(200,243)
Swiss Franc settling 9/15/11	36,495	41,183,540	42,818,274	1,634,734
Westpac Banking Corp.:
Australian Dollar settling 6/15/11	42,661	42,596,582	45,475,961	2,879,379
Australian Dollar settling 9/15/11	50,974	53,259,164	53,698,078	438,914

Sale Contracts
Bank of America NA:
Great British Pound settling 6/15/11	17,638	28,797,563	29,009,911	(212,348)
Great British Pound settling 6/15/11	55,508	90,627,912	91,296,185	(668,273)
Barclays Bank PLC:
Norwegian Krone settling 6/15/11	304,634	54,997,100	56,532,002	(1,534,902)
BNP Paribas SA:
Euro settling 6/15/11	69,165	98,078,598	99,506,147	(1,427,549)
Great British Pound settling 6/15/11	14,419	23,393,689	23,715,495	(321,806)
Japanese Yen settling 6/15/11	5,712,918	68,866,015	70,091,433	(1,225,418)
Japanese Yen settling 6/15/11	11,601,761	139,382,509	142,341,279	(2,958,770)
Canadian Imperial Bank of Commerce:
Canadian Dollar settling 6/15/11	108,548	111,261,672	111,999,903	(738,231)
Swedish Krona settling 6/15/11	163,421	25,710,730	26,463,616	(752,886)
Citibank NA:
Euro settling 6/15/11	136,180	188,807,306	195,919,138	(7,111,832)
Credit Suisse London Branch (GFX):
Euro settling 6/15/11	13,741	19,474,432	19,768,871	(294,439)
Norwegian Krone settling 6/15/11	250,061	44,707,167	46,404,699	(1,697,532)
Swiss Franc settling 6/15/11	17,075	19,125,438	20,021,252	(895,814)
Swiss Franc settling 6/15/11	57,627	64,547,094	67,570,408	(3,023,314)
Deutsche Bank AG London:
Euro settling 6/15/11	10,399	14,666,386	14,960,810	(294,424)
Great British Pound settling 6/15/11	5,742	9,276,431	9,444,093	(167,662)
Great British Pound settling 6/15/11	40,233	64,732,483	66,172,793	(1,440,310)
Japanese Yen settling 6/15/11	756,305	9,065,036	9,279,059	(214,023)
Norwegian Krone settling 6/15/11	243,455	43,449,977	45,178,800	(1,728,823)
Swedish Krona settling 6/15/11	206,935	32,631,869	33,510,065	(878,196)
Swedish Krona settling 6/15/11	209,295	32,961,400	33,892,233	(930,833)
Goldman Sachs International:
Euro settling 6/15/11	14,513	20,567,533	20,879,530	(311,997)
Euro settling 6/15/11	49,189	69,799,437	70,767,121	(967,684)
Euro settling 9/15/11	26,023	36,823,065	37,346,376	(523,311)
Norwegian Krone settling 6/15/11	59,169	10,446,689	10,980,200	(533,511)
Swedish Krona settling 6/15/11	51,661	8,058,936	8,365,736	(306,800)
Swedish Krona settling 6/15/11	180,662	28,618,816	29,255,541	(636,725)
HSBC BankUSA:
Swedish Krona settling 6/15/11	181,041	28,590,267	29,316,915	(726,648)
Royal Bank of Scotland PLC:
Japanese Yen settling 6/15/11	8,676,705	104,882,325	106,453,950	(1,571,625)
Norwegian Krone settling 6/15/11	39,443	7,023,201	7,319,576	(296,375)

16	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Portfolio of Investments

Counterparty & Description	Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at May 31, 2011	Unrealized Appreciation/ (Depreciation)
Norwegian Krone settling 6/15/11	194,052	$34,552,804	$36,010,912	$(1,458,108)
UBS AG:
Australian Dollar settling 6/15/11	17,028	16,864,701	18,151,582	(1,286,881)
Australian Dollar settling 6/15/11	72,746	75,942,968	77,546,101	(1,603,133)
Norwegian Krone settling 6/15/11	312,799	56,647,706	58,047,210	(1,399,504)
Swiss Franc settling 6/15/11	19,396	20,786,403	22,742,736	(1,956,333)

(a)	Non-income producing security.

Glossary: ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	17

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value (cost $1,978,893,538)	$2,075,280,099
Cash	1,703,610	(a)
Foreign currencies, at value (cost $19,783,915)	19,953,480
Unrealized appreciation of forward currency exchange contracts	42,662,253
Receivable for investment securities sold and foreign currency transactions	21,381,339
Dividends receivable	13,961,579
Receivable for shares of beneficial interest sold	2,042,344
Receivable for variation margin on futures contracts	359,537

Total assets	2,177,344,241

Liabilities
Due to custodian	15,502,385
Unrealized depreciation of forward currency exchange contracts	44,546,540
Payable for shares of beneficial interest redeemed	8,639,113
Payable for investment securities purchased and foreign currency transactions	2,984,116
Advisory fee payable	1,342,778
Distribution fee payable	444,937
Transfer Agent fee payable	402,337
Administrative fee payable	34,802
Accrued expenses	1,408,074

Total liabilities	75,305,082

Net Assets	$2,102,039,159

Composition of Net Assets
Paid-in capital	$6,461,341,280
Undistributed net investment income	31,018,604
Accumulated net realized loss on investment and foreign currency transactions	(4,483,776,082)
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	93,455,357

	$2,102,039,159

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$792,948,638	56,182,335	$14.11	*

B	$46,154,693	3,365,317	$13.71

C	$195,554,752	14,233,634	$13.74

Advisor	$618,429,678	42,964,503	$14.39

R	$64,776,307	4,612,299	$14.04

K	$79,357,243	5,650,739	$14.04

I	$304,817,848	21,474,738	$14.19

(a)	An amount of $1,703,610 has been segregated to collateralize margin requirements for open futures contracts outstanding at May 31, 2011.

*	The maximum offering price per share for Class A shares was $14.74 which reflects a sales charge of 4.25%.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $5,229,040)	$43,255,230
Affiliated issuers	11,898
Interest	10,796	$43,277,924

Expenses
Advisory fee (see Note B)	9,255,310
Distribution fee—Class A	1,368,980
Distribution fee—Class B	264,025
Distribution fee—Class C	1,095,502
Distribution fee—Class R	177,096
Distribution fee—Class K	157,785
Transfer agency—Class A	1,429,241
Transfer agency—Class B	103,643
Transfer agency—Class C	379,179
Transfer agency—Advisor Class	1,169,878
Transfer agency—Class R	92,090
Transfer agency—Class K	126,228
Transfer agency—Class I	167,958
Custodian	270,708
Printing	228,326
Registration fees	88,685
Administrative	42,050
Legal	28,543
Trustees’ fees	27,140
Audit	23,165
Miscellaneous	43,535

Total expenses		16,539,067

Net investment income		26,738,857

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		75,871,958
Futures contracts		2,112,992
Foreign currency transactions		3,665,902
Net change in unrealized appreciation/depreciation of:
Investments		182,964,692	(a)
Futures contracts		(306,498)
Foreign currency denominated assets and liabilities		12,535,349

Net gain on investment and foreign currency transactions		276,844,395

Net Increase in Net Assets from Operations		$303,583,252

(a)	Net of decrease in accrued foreign capital gains taxes of $18,435.

See notes to financial statements.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	19

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010
Increase (Decrease) in Net Assets from Operations
Net investment income	$26,738,857	$49,663,521
Net realized gain (loss) on investment and foreign currency transactions	81,650,852	(143,446,875)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	195,193,543	(5,140,102)

Net increase (decrease) in net assets from operations	303,583,252	(98,923,456)
Dividends to Shareholders from
Net investment income
Class A	(31,997,783)	(22,626,579)
Class B	(1,370,528)	(510,933)
Class C	(5,671,014)	(2,090,325)
Advisor Class	(30,232,325)	(18,193,755)
Class R	(2,264,694)	(634,368)
Class K	(4,691,614)	(2,259,714)
Class I	(15,655,569)	(9,954,364)
Transactions in Shares of Beneficial Interest
Net decrease	(778,173,281)	(1,496,274,845)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	33,718	1,387,814

Total decrease	(566,439,838)	(1,650,080,525)
Net Assets
Beginning of period	2,668,478,997	4,318,559,522

End of period (including undistributed net investment income of $31,018,604 and $96,163,274, respectively)	$2,102,039,159	$2,668,478,997

See notes to financial statements.

20	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein International Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	21

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time (see Note A.2).

22	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1		Level 2		Level 3	Total
Assets:
Common Stocks
Financials	$31,313,427		$494,386,930		$—	$525,700,357
Consumer Discretionary	18,428,890		301,877,268		—	320,306,158
Materials	30,846,556		187,622,987		—	218,469,543
Energy	39,550,995		167,514,020		—	207,065,015
Industrials	—		192,758,321		—	192,758,321
Telecommunication Services	—		158,335,287		—	158,335,287
Health Care	—		157,570,957		—	157,570,957
Information Technology	—		120,437,810		—	120,437,810
Consumer Staples	—		112,267,592		—	112,267,592
Utilities	—		62,369,059		—	62,369,059
Rights	– 0	–	—		—	– 0	–

Total Investments in Securities	120,139,868		1,955,140,231	+	—	2,075,280,099
Other Financial Instruments*:
Assets
Forward Currency Exchange Contracts	—		42,662,253		—	42,662,253
Liabilities
Futures Contracts	(1,722,582)		—		—	(1,722,582	)#
Forward Currency Exchange Contracts	—		(44,546,540)		—	(44,546,540)

Total	$118,417,286		$1,953,255,944		$—	$2,071,673,230

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	23

Notes to Financial Statements

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

+	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred between the close of the foreign markets and the time at which the Fund values its securities which may materially affect the value of securities trading in such markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Fund’s investments are categorized as level 2 investments.

#	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. Cumulative appreciation/(depreciation) of futures contracts is reported in the portfolio of investments.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value. The transfers between levels of the fair value hierarchy assumes the financial instrument was transferred at the end of the reporting period.

	Rights	Total
Balance as of 11/30/10	$442,730	$442,730
Accrued discounts/(premiums)	—	—
Realized gain (loss)	—	—
Change in unrealized appreciation/depreciation	(442,730)	(442,730)
Purchases	—	—
Sales	—	—
Transfers into Level 3	—	—
Transfers out of Level 3	—	—

Balance as of 5/31/11	$—	$—

Net change in unrealized appreciation/depreciationfrom Investments held as of 5/31/11*	$—	$—

*	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of

24	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	25

Notes to Financial Statements

permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2011, such fee amounted to $42,050.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $914,876 for the six months ended May 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $2,372 from the sale of Class A shares and received $11,062, $22,229 and $7,374 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc.— Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$ 39,616	$382,910	$422,526	$0	$12

26	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011 amounted to $1,802,592, of which $0 and $1,013, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $2,009,111, $5,864,623, $1,962,169, and $2,197,880 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$574,702,398		$1,379,862,606
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures and foreign currency transactions) are as follows:

Gross unrealized appreciation	$273,094,463
Gross unrealized depreciation	(176,707,902)

Net unrealized appreciation	$96,386,561

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	27

Notes to Financial Statements

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures Contracts

The Fund may buy or sell futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

During the six months ended May 31, 2011, the Fund held futures contracts for non-hedging purposes.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures contracts is generally less than privately negotiated futures contracts, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements). When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

28	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

During the six months ended May 31, 2011, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

At May 31, 2011, the Fund had entered into the following derivatives:

	Asset Derivatives		Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Foreign exchange contracts	Unrealized appreciation of forward currency exchange contracts	$42,662,253	Unrealized depreciation of forward currency exchange contracts	$44,546,540

Equity contracts			Receivable/Payable for variation margin on futures contracts	1,722,582	*

Total		$42,662,253		$46,269,122

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative appreciation/(depreciation) of futures contracts as reported in the portfolio of investments.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	29

Notes to Financial Statements

The effect of derivative instruments on the statement of operations for the six months ended May 31, 2011:

Derivative Type	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	$1,921,406	$11,720,423

Equity contracts	Net realized gain (loss) on futures contracts; Net change in unrealized appreciation/depreciation of futures contracts	2,112,992	(306,498)

Total		$4,034,398	$11,413,925

For the six months ended May 31, 2011, the average monthly principal amount of foreign currency exchange contracts was $2,189,284,818 and the average monthly original value of futures contracts was $36,013,365.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

30	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class A
Shares sold	4,489,962	15,472,798	$63,179,413	$201,097,431

Shares issued in reinvestment of dividends	2,211,639	1,593,766	29,879,248	21,373,287

Shares converted from Class B	184,473	532,919	2,621,849	6,753,909

Shares redeemed	(24,949,578)	(76,972,048)	(350,604,541)	(999,455,176)

Net decrease	(18,063,504)	(59,372,565)	$(254,924,031)	$(770,230,549)

Class B
Shares sold	23,794	109,291	$326,208	$1,410,984

Shares issued in reinvestment of dividends	93,578	35,231	1,233,357	460,474

Shares converted to Class A	(189,515)	(548,922)	(2,621,849)	(6,753,909)

Shares redeemed	(848,347)	(1,976,288)	(11,606,408)	(24,991,766)

Net decrease	(920,490)	(2,380,688)	$(12,668,692)	$(29,874,217)

Class C
Shares sold	359,627	1,296,383	$4,912,985	$16,563,564

Shares issued in reinvestment of dividends	389,096	145,341	5,136,065	1,902,515

Shares redeemed	(4,369,676)	(10,912,807)	(59,870,354)	(138,187,301)

Net decrease	(3,620,953)	(9,471,083)	$(49,821,304)	$(119,721,222)

Advisor Class
Shares sold	3,270,189	32,937,178	$46,830,278	$421,289,360

Shares issued in reinvestment of dividends	1,940,484	1,204,334	26,701,055	16,464,662

Shares redeemed	(24,139,940)	(58,631,484)	(346,142,617)	(779,416,902)

Net decrease	(18,929,267)	(24,489,972)	$(272,611,284)	$(341,662,880)

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	31

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class R
Shares sold	593,973	1,739,093	$8,300,658	$22,511,016

Shares issued in reinvestment of dividends	168,334	47,474	2,264,090	634,250

Shares redeemed	(1,614,995)	(4,277,480)	(22,681,589)	(55,493,744)

Net decrease	(852,688)	(2,490,913)	$(12,116,841)	$(32,348,478)

Class K
Shares sold	699,374	2,277,921	$9,777,479	$29,461,610

Shares issued in reinvestment of dividends	349,338	169,140	4,691,612	2,259,713

Shares redeemed	(5,511,508)	(5,959,238)	(78,744,500)	(79,162,110)

Net decrease	(4,462,796)	(3,512,177)	$(64,275,409)	$(47,440,787)

Class I
Shares sold	812,104	5,237,589	$11,467,314	$68,943,024

Shares issued in reinvestment of dividends	1,132,934	727,416	15,362,590	9,805,568

Shares redeemed	(9,856,883)	(18,689,516)	(138,585,624)	(233,745,304)

Net decrease	(7,911,845)	(12,724,511)	$(111,755,720)	$(154,996,712)

For the six months ended May 31, 2011 and the year ended November 30, 2010, the Fund received $33,718 and $1,387,814, respectively, related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. These amounts are presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign

32	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$56,270,038	$	– 0	–

Total taxable distributions	56,270,038		– 0	–

Total distributions paid	$56,270,038	$	– 0	–

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	33

Notes to Financial Statements

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$91,333,065
Accumulated capital and other losses	(4,466,393,041	)(a)
Unrealized appreciation/(depreciation)	(195,941,872	)(b)

Total accumulated earnings/(deficit)	$(4,571,001,848)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $4,466,393,041 of which $910,262,011 expires in the year 2016, $3,355,600,017 expires in the year 2017, and $200,531,013 expires in the year 2018. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of gains/losses on certain derivative instruments and the tax treatment of Passive Foreign Investment Companies (PFICs).

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

34	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class A
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.07	$ 13.55	$ 9.78	$ 24.18	$ 23.05	$ 18.10

Income From Investment Operations
Net investment income(a)	.15	.17	.20	(b)	.45	.50	.39	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	(.48)	3.57	(13.46)	2.18	5.80
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.49	(.31)	3.77	(13.01)	2.68	6.19

Less: Dividends and Distributions
Dividends from net investment income	(.45)	(.17)	– 0	–	(.34)	(.40)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.45)	(.17)	– 0	–	(1.39)	(1.55)	(1.24)

Net asset value, end of period	$ 14.11	$ 13.07	$ 13.55	$ 9.78	$ 24.18	$ 23.05

Total Return
Total investment return based on net asset value(d)	11.53%	(2.30)%	38.55	%*	(56.98)%	12.23%	36.20%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$793	$971	$1,810	$2,118	$6,056	$3,285
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.42	%(e)	1.33	%(f)	1.27%	1.14%	1.11%	1.19	%(f)
Expenses, before waivers/reimbursements	1.42	%(e)	1.33	%(f)	1.29%	1.14%	1.11%	1.19	%(f)
Net investment income	2.11	%(e)	1.30	%(f)	1.89	%(b)	2.45%	2.11%	1.92	%(b)(f)
Portfolio turnover rate	24%	41%	48%	38%	21%	23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	35

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.65	$ 13.12	$ 9.55	$ 23.65	$ 22.63	$ 17.81

Income From Investment Operations
Net investment income(a)	.09	.07	.12	(b)	.30	.30	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.30	(.46)	3.45	(13.16)	2.16	5.70
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.39	(.39)	3.57	(12.86)	2.46	5.95

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.08)	– 0	–	(.19)	(.29)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.33)	(.08)	– 0	–	(1.24)	(1.44)	(1.13)

Net asset value, end of period	$ 13.71	$ 12.65	$ 13.12	$ 9.55	$ 23.65	$ 22.63

Total Return
Total investment return based on net asset value(d)	11.08%	(3.01)%	37.38	%*	(57.30)%	11.38%	35.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$46,155	$54,223	$87,475	$94,538	$331,999	$302,072
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.20	%(e)	2.10	%(f)	2.04%	1.88%	1.84%	1.90	%(f)
Expenses, before waivers/reimbursements	2.20	%(e)	2.10	%(f)	2.07%	1.88%	1.84%	1.90	%(f)
Net investment income	1.36	%(e)	.58	%(f)	1.10	%(b)	1.66%	1.30%	1.22	%(b)(f)
Portfolio turnover rate	24%	41%	48%	38%	21%	23%

See footnote summary on page 42.

36	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 12.67	$ 13.14	$ 9.56	$ 23.66	$ 22.63	$ 17.81

Income From Investment Operations
Net investment income(a)	.10	.08	.12	(b)	.32	.33	.25	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.30	(.47)	3.46	(13.18)	2.14	5.70
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.40	(.39)	3.58	(12.86)	2.47	5.95

Less: Dividends and Distributions
Dividends from net investment income	(.33)	(.08)	– 0	–	(.19)	(.29)	(.12)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.33)	(.08)	– 0	–	(1.24)	(1.44)	(1.13)

Net asset value, end of period	$ 13.74	$ 12.67	$ 13.14	$ 9.56	$ 23.66	$ 22.63

Total Return
Total investment return based on net asset value(d)	11.14%	(3.00)%	37.45	%*	(57.27)%	11.43%	35.22%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$195,555	$226,241	$358,950	$419,340	$1,373,558	$775,322
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	2.16	%(e)	2.06	%(f)	2.00%	1.86%	1.82%	1.89	%(f)
Expenses, before waivers/reimbursements	2.16	%(e)	2.06	%(f)	2.02%	1.86%	1.82%	1.89	%(f)
Net investment income	1.42	%(e)	.63	%(f)	1.13	%(b)	1.72%	1.40%	1.22	%(b)(f)
Portfolio turnover rate	24%	41%	48%	38%	21%	23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	37

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Advisor Class
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.36	$ 13.84	$ 9.96	$ 24.60	$ 23.41	$ 18.34

Income From Investment Operations
Net investment income(a)	.17	.22	.24	(b)	.52	.58	.46	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.36	(.48)	3.64	(13.71)	2.20	5.89
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.53	(.26)	3.88	(13.19)	2.78	6.35

Less: Dividends and Distributions
Dividends from net investment income	(.50)	(.22)	– 0	–	(.40)	(.44)	(.27)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.50)	(.22)	– 0	–	(1.45)	(1.59)	(1.28)

Net asset value, end of period	$ 14.39	$ 13.36	$ 13.84	$ 9.96	$ 24.60	$ 23.41

Total Return
Total investment return based on net asset value(d)	11.65%	(1.95)%	38.96	%*	(56.87)%	12.52%	36.65%
Ratios/Supplemental Data
Net assets, end of period (000,000’s omitted)	$618	$827	$1,196	$1,418	$3,705	$1,852
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.12	%(e)	1.03	%(f)	.97%	.84%	.82%	.89	%(f)
Expenses, before waivers/reimbursements	1.12	%(e)	1.03	%(f)	.99%	.84%	.82%	.89	%(f)
Net investment income	2.35	%(e)	1.68	%(f)	2.14	%(b)	2.77%	2.41%	2.21	%(b)(f)
Portfolio turnover rate	24%	41%	48%	38%	21%	23%

See footnote summary on page 42.

38	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008		2007		2006

Net asset value, beginning of period	$ 13.00		$ 13.41		$ 9.70		$ 24.02		$ 22.98		$ 18.09

Income From Investment Operations
Net investment income(a)	.14		.15		.20	(b)	.35	(b)	.45	(b)	.30	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.32		(.48)		3.51		(13.30)		2.15		5.83
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.46		(.33)		3.71		(12.95)		2.60		6.13

Less: Dividends and Distributions
Dividends from net investment income	(.42)		(.08)		– 0	–	(.32)		(.41)		(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)		(1.15)		(1.01)

Total dividends and distributions	(.42)		(.08)		– 0	–	(1.37)		(1.56)		(1.24)

Net asset value, end of period	$ 14.04		$ 13.00		$ 13.41		$ 9.70		$ 24.02		$ 22.98

Total Return
Total investment return based on net asset value(d)	11.38%		(2.46)%		38.25	%*	(57.08)%		11.88%		35.87%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$64,776		$71,023		$106,675		$177,471		$165,221		$44,196
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.57	%(e)	1.56	%(f)	1.47%		1.40%		1.40%		1.40	%(f)
Expenses, before waivers/reimbursements	1.57	%(e)	1.56	%(f)	1.48%		1.46%		1.41%		1.50	%(f)
Net investment income	2.03	%(e)	1.12	%(f)	1.78	%(b)	2.10	%(b)	1.89	%(b)	1.47	%(b)(f)
Portfolio turnover rate	24%		41%		48%		38%		21%		23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	39

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.03	$ 13.50	$ 9.74	$ 24.10	$ 23.02	$ 18.11

Income From Investment Operations
Net investment income(a)	.15	.18	.22	(b)	.46	(b)	.53	.27	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.34	(.46)	3.54	(13.41)	2.15	5.93
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.49	(.28)	3.76	(12.95)	2.68	6.20

Less: Dividends and Distributions
Dividends from net investment income	(.48)	(.19)	– 0	–	(.36)	(.45)	(.28)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.48)	(.19)	– 0	–	(1.41)	(1.60)	(1.29)

Net asset value, end of period	$ 14.04	$ 13.03	$ 13.50	$ 9.74	$ 24.10	$ 23.02

Total Return
Total investment return based on net asset value(d)	11.57%	(2.13)%	38.60	%*	(56.97)%	12.24%	36.30%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$79,357	$131,756	$183,997	$163,512	$340,196	$72,884
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.26	%(e)	1.25	%(f)	1.17%	1.15%	1.10%	1.13	%(f)
Expenses, before waivers/reimbursements	1.26	%(e)	1.25	%(f)	1.18%	1.16%	1.10%	1.13	%(f)
Net investment income	2.12	%(e)	1.43	%(f)	2.02	%(b)	2.50	%(b)	2.19%	1.40	%(b)(f)
Portfolio turnover rate	24%	41%	48%	38%	21%	23%

See footnote summary on page 42.

40	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class I
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 13.20	$ 13.68	$ 9.83	$ 24.28	$ 23.12	$ 18.14

Income From Investment Operations
Net investment income(a)	.18	.25	.25	.54	.58	.47	(b)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.35	(.49)	3.60	(13.52)	2.18	5.81
Contributions from Adviser	– 0	–	– 0	–	.00	(c)	– 0	–	– 0	–	– 0	–

Net increase (decrease) in net asset value from operations	1.53	(.24)	3.85	(12.98)	2.76	6.28

Less: Dividends and Distributions
Dividends from net investment income	(.54)	(.24)	– 0	–	(.42)	(.45)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(1.05)	(1.15)	(1.01)

Total dividends and distributions	(.54)	(.24)	– 0	–	(1.47)	(1.60)	(1.30)

Net asset value, end of period	$ 14.19	$ 13.20	$ 13.68	$ 9.83	$ 24.28	$ 23.12

Total Return
Total investment return based on net asset value(d)	11.74%	(1.78)%	39.17	%*	(56.81)%	12.60%	36.73%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$304,818	$387,780	$575,955	$650,777	$1,415,575	$638,419
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	.91	%(e)	.86	%(f)	.80%	.76%	.75%	.82	%(f)
Expenses, before waivers/reimbursements	.91	%(e)	.86	%(f)	.80%	.76%	.75%	.82	%(f)
Net investment income	2.58	%(e)	1.86	%(f)	2.31%	2.93%	2.43%	2.27	%(b)(f)
Portfolio turnover rate	24%	41%	48%	38%	21%	23%

See footnote summary on page 42.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	41

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Net of fees and expenses waived/reimbursed by the Adviser.

(c)	Amount is less than $.005.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

*	Includes the impact of reimbursement from the Adviser, which enhanced the Fund’s performance for the year ended November 30, 2009 by 0.02%.

See notes to financial statements.

42	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman	Robert M. Keith, President and
John H. Dobkin(1)	Chief Executive Officer
Michael J. Downey(1)	Garry L. Moody(1)
D. James Guzy(1)	Marshall C. Turner, Jr.(1)
Nancy P. Jacklin(1)	Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein,	Henry S. D’Auria(2), Vice President
Senior Vice President and	Eric J. Franco(2), Vice President
Independent Compliance Officer	Emilie D. Wrapp, Secretary
Sharon E. Fay(2), Senior Vice President	Joseph J. Mantineo, Treasurer and
Kevin F. Simms(2), Senior Vice	Chief Financial Officer
President	Phyllis J. Clarke, Controller

Custodian and Accounting Agent

State Street Bank and Trust
Company
One Lincoln Street
Boston, MA 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP
5 Times Square
New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The day-to-day management of, and investment decisions for, the Fund’s portfolio are made by the International Value Senior Investment Management Team. Ms. Fay and Messrs. D’Auria, Franco and Simms are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	43

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein International Value Fund (the “Fund”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

44	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	45

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Morgan Stanley Capital International Europe, Australasia and Far East Index (Net) (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was 1st out of 3 of the Performance Group and in the 3rd quintile of the Performance Universe for the 1-year period, and 3rd out of 3 of the Performance Group and in the 5th quintile of the Performance Universe for the 3- and 5-year periods. The trustees noted the small number of other funds in the Performance Group. The Fund outperformed the Index in the since inception period but lagged the Index in the 1-, 3- and 5-year periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had lagged the Lipper International Large Cap Value Average and the Index. The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, as well as the improvement in relative performance ranking in the 1-year period, the trustees concluded that the Fund’s performance was acceptable. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose,

46	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

they reviewed the relevant fee information from the Adviser’s Form ADV and the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule for a similar investment style had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information provided by the Adviser that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style substantially similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The trustees noted that because of the small number of funds in the Fund’s Lipper category, at the request of the Adviser and the Trust’s Senior Officer, Lipper had expanded the Expense Group of the Fund to include peers that had a similar (but not the same) Lipper investment objective/classification. The Expense Universe for the Fund had also been expanded by Lipper pursuant to Lipper’s standard guidelines and not at the request of the Adviser or the Fund’s Senior Officer. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category also were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary and temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	47

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 74.5 basis points, plus the 0.2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was about the same as the Expense Group median. The trustees noted that the Fund’s total expense ratio was the same as the Expense Group median and lower than the Expense Universe median. The trustees concluded that the Fund’s expense ratio was satisfactory.

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints and that the Fund’s net assets were close to the first breakpoint level. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

48	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein International Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	49

of what §36(b) requires: to face liability under §36(b), “an investment adviser must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
International	75 bp on 1st $2.5 billion 65 bp on next $2.5 billion 60 bp on the balance	$2,314.8	International Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $85,644 (0.002% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios, for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
International Value Fund	Advisor Class A Class B Class C Class R Class K Class I	1.03 1.33 2.10 2.06 1.56 1.25 0.86	% % % % % % %	November 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

50	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	51

investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
International Value Fund	$2,314.8	International Value 80 bp on 1st $25 million 60 bp on next $25 million 50 bp on next $50 million 40 bp on the balance Minimum Account Size: $25m	0.409%	0.750%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a similar investment style as the Fund.6 Also shown is the Portfolio’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
International Value Fund	International Value Portfolio	0.75% on first $2.5 billion 0.65% on next $2.5 billion 0.60% on the balance	0.750%	0.750%

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2011 net:

4	It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5

The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6

It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

52	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
International Value Fund	Client # 1	0.40% on first $50 million 0.31% on next $950 million 0.27% on next $1 billion 0.25% on the balance	0.287%	0.750%

	Client # 2[7],[8]	0.60% on first $1 billion 0.55% on next $500 million 0.50% on next $500 million 0.45% on next $500 million 0.40% on the balance	0.547%	0.750%

	Client # 3[8]	0.60% of average daily net assets	0.600%	0.750%

	Client # 4	0.50% of average daily net assets	0.500%	0.750%

	Client # 5	0.50% on first $100 million 0.46% on next $300 million 0.41% on the balance	0.420%	0.750%

	Client # 6	0.72% on first $25 million 0.54% on next $25 million 0.45% on next $50 million 0.36% on the balance	0.368%	0.750%

	Client # 7	0.36% of average daily net assets	0.360%	0.750%

	Client # 8	0.35% on first $1 billion 0.325% on the balance	0.336%	0.750%

	Client # 9	0.22% on first $1 billion 0.18% on next $1.5 billion 0.16% thereafter +/- Performance Fee	0.197%[9]	0.750%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Funds by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

7	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.

8	The client is an affiliate of the Adviser.
9	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	53

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

The Fund’s original EG had an insufficient number of peers in Lipper’s view. Consequently, Lipper expanded the Fund’s EG to include peers that have similar but not the same Lipper investment classification/objective.

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11

It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

54	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
International Value Fund[14]	0.745	0.750	6/13

However, because Lipper had expanded the EG of the Fund, under Lipper’s standard guidelines, the Lipper Expense Universe (“EU”) was also expanded to include the universes of those peers that had a similar but not the same Lipper investment classification/objective. A “normal” EU will include funds that have the same investment classification/objective as the subject Fund.15

Fund	Expense Ratio (%)[16]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
International Value Fund[17]	1.328	1.328	7/13	1.488	33/144

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	The Fund’s EG includes the Fund, two International Large Cap Value Funds (“ILCV”), five International Large-Cap Core Funds (“ILCC”), two International Multi-Cap Growth Funds (“IMLG”) and two International Multi-Cap Value Funds (“IMLV”).

15	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG peer when selecting an EU peer. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

16	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

17	The Fund’s EU includes the Fund, EG and all other ILCV, ILCC, IMLG and IMLV, excluding outliers.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	55

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund increased slightly during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2009, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).

During the Fund’s most recently completed fiscal year, ABI received from the Fund $8,661, $8,441,726 and $143,297 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $2,121,488 in fees from the Fund.18

18	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

56	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

The Fund effected brokerage transactions through the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” and paid commissions for such transactions during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients, including the Fund. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for the Fund and other clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,19 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli20 study on advisory fees and various fund characteristics.21 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family

19	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

20	The Deli study was originally published in 2002 based on 1997 data.

21	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	57

size) with the Board of Trustees.22 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3 and 5 year performance rankings of the Fund23 relative to its Lipper Performance Universe (“PU”)24 for the periods ended February 28, 2011.25

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	18.62	16.40	18.60	1/3	9/18
3 year	-8.48	-2.59	-4.56	3/3	17/17
5 year	-2.07	1.61	1.18	3/3	11/11

22	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

23	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

24	The Fund’s PG/PU is not identical to the Fund’s EG/EU as the criteria for including or excluding a fund in a PG/PU is somewhat different from that of an EG/EU.

25	Note that the current Lipper investment classification/objective dictates the PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

58	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)26 versus its benchmark.27 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.28

	Periods Ending February 28, 2011 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe (%)
International Value Fund	18.62	-8.48	-2.07	7.05	25.55	-0.04	5
MSCI EAFE Index (Net)	20.00	-2.10	2.43	5.65	21.25	0.11	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

26	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

27	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

28	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND •	59

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

60	• ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN INTERNATIONAL VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

IV-0152-0511

SEMI-ANNUAL REPORT

AllianceBernstein

Value Fund

May 31, 2011

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s website at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AllianceBernstein family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the manager of the funds.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

July 15, 2011

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Value Fund (the “Fund”) for the semi-annual reporting period ended May 31, 2011.

Investment Objective and Policies

The Fund’s investment objective is long-term growth of capital. The Fund invests primarily in a diversified portfolio of equity securities of U.S. companies, generally representing approximately 95-150 companies, with relatively large market capitalizations that AllianceBernstein L.P. (the “Adviser”) believes are undervalued.

The Fund invests in companies that are determined by the Adviser to be undervalued using the fundamental value approach of the Adviser’s Bernstein unit (“Bernstein”). The fundamental value approach seeks to identify a universe of securities that are considered to be undervalued because they are attractively priced relative to their future earnings power and dividend-paying capability. In selecting securities for the Fund’s portfolio, Bernstein uses its fundamental and quantitative research to identify companies whose long-term earnings power and dividend-paying capability are not reflected in the current market price of their securities.

The Fund may invest in securities of non-U.S. issuers and enter into forward commitments. The Fund may enter into derivatives transactions, such as options, futures, forwards and swap agreements.

Investment Results

The table on page 4 shows the Fund’s performance compared to the benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended May 31, 2011.

For the six-month period, the Fund underperformed its benchmark, without sales charges. Stock selection in technology and utilities bolstered performance, as did the underweight exposure to the financial sector. Stock selection in the services, energy and consumer cyclicals sectors was a drag on performance. The Fund’s overweight exposure to consumer cyclicals also detracted.

For the 12-month period, the Fund lagged its benchmark, without sales charges. Security selection drove the deficit, while sector positioning was positive. Underweight exposure to the financial sector, along with stock selection in consumer growth and industrial resources, boosted performance. Stock selection in financials and energy detracted, as did an underweight exposure to the utilities sector.

The Fund did not utilize derivatives during the six- and 12-month reporting period.

Market Review and Investment Strategy

Global equity markets declined sharply in the second quarter of 2010, as the result of regulatory reform, the European sovereign debt crisis and fears of a double-dip recession in the U.S. Actions taken by policy makers in the third quarter, notably the European

ALLIANCEBERNSTEIN VALUE FUND •	1

Central Bank’s deal with Greece in July, and U.S. Federal Reserve Chairman Ben Bernanke’s announcement of plans to inject liquidity into the financial markets in August, ignited another market rally. It continued through the rest of 2010 and the first four months of 2011, aided by the market response in December to the U.S. tax package and encouraging economic data. In May, however, the equity markets retreated on worries that the U.S. recovery was faltering amid disappointing economic data, which added to existing market concerns about the European sovereign debt crisis and the prospect of further monetary tightening measures in China, the world’s second largest economy.

In the view of the U.S. Value Senior Investment Management Team (the “Team”), U.S. equities remain attractively valued versus their own history, and are even more compelling versus the fixed-income alternatives. The Team believes there is ample opportunity to add value through research-based active management. In the aftermath of the volatile period after the collapse of the financial markets, investors have focused their attention on near-term macro events, often ignoring the fundamental differences among companies, even as the differences grew increasingly divergent. The Team believes this has created significant mismatched valuations and ideal conditions for research-based stock-picking. The Team has taken decisive action to position the Fund to capture the upside potential it sees in undervalued companies with strong free cash flows and companies recovering from the downturn.

2	• ALLIANCEBERNSTEIN VALUE FUND

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com. The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.alliancebernstein.com or contact your AllianceBernstein Investments representative. Please read the prospectus and/or summary prospectus carefully before investing.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Russell 1000® Value Index does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 1000 Value Index represents the performance of 1000 large-cap value companies within the U.S. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The market values of the portfolio’s holdings rise and fall from day to day, so investments may lose value. Investing in derivative instruments such as options, futures, forwards or swaps can be riskier than traditional investments, and may be more volatile, especially in a down market. Non-U.S. securities may be more volatile because of political, regulatory, market and economic uncertainties associated with such securities. Fluctuations in currency exchange rates may negatively affect the value of the investment or reduce returns. These risks are magnified in emerging or developing markets. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MAY 31, 2011	NAV Returns
	6 Months	12 Months
AllianceBernstein Value Fund*
Class A	15.53%	20.47%

Class B**	15.53%	20.48%

Class C	15.20%	19.73%

Advisor Class†	15.73%	20.95%

Class R†	15.42%	20.26%

Class K†	15.51%	20.51%

Class I†	15.85%	20.97%

Russell 1000 Value Index	16.67%	24.23%

*    Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the performance of all share classes of the Fund for the 12-month period ended May 31, 2011 by 0.02%.

**  Effective January 31, 2009, Class B shares are no longer available for purchase to new investors. Please see Note A for more information.

†      Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

      Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

HISTORICAL PERFORMANCE (continued from previous page) AVERAGE ANNUAL RETURNS AS OF MAY 31, 2011
	NAV Returns	SEC Returns

Class A Shares
1 Year	20.47%	15.40%
5 Years	-1.88%	-2.73%
10 Years	2.31%	1.87%

Class B Shares
1 Year	20.48%	16.48%
5 Years	-1.98%	-1.98%
10 Years(a)	1.93%	1.93%

Class C Shares
1 Year	19.73%	18.73%
5 Years	-2.61%	-2.61%
10 Years	1.57%	1.57%

Advisor Class Shares†
1 Year	20.95%	20.95%
5 Years	-1.61%	-1.61%
10 Years	2.60%	2.60%

Class R Shares†
1 Year	20.26%	20.26%
5 Years	-2.19%	-2.19%
Since Inception*	2.30%	2.30%

Class K Shares†
1 Year	20.51%	20.51%
5 Years	-1.85%	-1.85%
Since Inception*	-0.07%	-0.07%

Class I Shares†
1 Year	20.97%	20.97%
5 Years	-1.54%	-1.54%
Since Inception*	0.24%	0.24%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.11%, 1.90%, 1.84%, 0.81%, 1.44%, 1.13% and 0.70% for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

*	Inception dates: 11/3/03 for Class R shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN VALUE FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (JUNE 30, 2011)
SEC Returns

Class A Shares
1 Year	21.21%
5 Years	-3.21%
10 Years	1.71%

Class B Shares
1 Year	22.50%
5 Years	-2.46%
10 Years(a)	1.80%

Class C Shares
1 Year	24.61%
5 Years	-3.10%
10 Years	1.40%

Advisor Class Shares†
1 Year	26.97%
5 Years	-2.10%
10 Years	2.45%

Class R Shares†
1 Year	26.33%
5 Years	-2.67%
Since Inception*	1.94%

Class K Shares†
1 Year	26.60%
5 Years	-2.35%
Since Inception*	-0.47%

Class I Shares†
1 Year	27.17%
5 Years	-2.01%
Since Inception*	-0.14%

*	Inception dates: 11/3/03 for Class R shares; and 3/1/05 for Class K and Class I shares.

(a)	Assumes conversion of Class B shares into Class A shares after eight years.

†	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans, and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception dates for Class R, Class K and Class I shares are listed above.

See Historical Performance disclosures on page 3.

6	• ALLIANCEBERNSTEIN VALUE FUND

Historical Performance

FUND EXPENSES

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2010		Ending Account Value May 31, 2011		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$1,155.30	$1,019.45	$5.91	$5.54
Class B	$1,000	$1,000	$1,155.32	$1,019.00	$6.39	$5.99
Class C	$1,000	$1,000	$1,152.03	$1,015.81	$9.82	$9.20
Advisor Class	$1,000	$1,000	$1,157.29	$1,020.94	$4.30	$4.03
Class R	$1,000	$1,000	$1,154.19	$1,017.80	$7.68	$7.19
Class K	$1,000	$1,000	$1,155.08	$1,019.35	$6.02	$5.64
Class I	$1,000	$1,000	$1,158.46	$1,021.49	$3.71	$3.48
*	Expenses are equal to the classes’ annualized expense ratios of 1.10%, 1.19%, 1.83%, 0.80%, 1.43%, 1.12% and 0.69%, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

ALLIANCEBERNSTEIN VALUE FUND •	7

Fund Expenses

PORTFOLIO SUMMARY

MAY 31, 2011 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $452.1

TEN LARGEST HOLDINGS**

May 31, 2011 (unaudited)

Company	U.S. $ Value	Percent of Net Assets
Pfizer, Inc.	$18,822,375	4.2%
AT&T, Inc.	16,048,260	3.5
Johnson & Johnson	15,214,269	3.4
JPMorgan Chase & Co.	15,008,604	3.3
Chevron Corp.	12,631,164	2.8
Citigroup, Inc.	12,538,405	2.8
Comcast Corp. – Class A	10,186,864	2.3
General Electric Co.	10,034,076	2.2
Marathon Oil Corp.	9,723,515	2.1
Devon Energy Corp.	9,323,363	2.1
	$129,530,895	28.7%

*	All data are as of May 31, 2011. The Fund’s sector breakdown is expressed as a percentage of total investments and may vary over time.

**	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

8	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio Summary and Ten Largest Holdings

PORTFOLIO OF INVESTMENTS

May 31, 2011 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.4%
Consumer Discretionary – 18.1%
Auto Components – 1.4%
Lear Corp.	67,800	$3,445,596
TRW Automotive Holdings Corp.(a)	47,000	2,672,890

		6,118,486

Automobiles – 1.0%
Ford Motor Co.(a)	158,500	2,364,820
General Motors Co.(a)	71,000	2,258,510

		4,623,330

Hotels, Restaurants & Leisure – 0.3%
Royal Caribbean Cruises Ltd.(a)	32,000	1,248,000

Household Durables – 0.9%
Fortune Brands, Inc.	31,100	2,013,103
NVR, Inc.(a)	3,000	2,238,000

		4,251,103

Media – 9.5%
Cablevision Systems Corp.	16,600	589,632
CBS Corp. – Class B	39,500	1,104,025
Comcast Corp. – Class A	403,600	10,186,864
DIRECTV(a)	112,400	5,649,224
Gannett Co., Inc.	103,000	1,468,780
Interpublic Group of Cos., Inc. (The)	186,200	2,221,366
McGraw-Hill Cos., Inc. (The)	34,600	1,469,462
News Corp. – Class A	322,300	5,910,982
Time Warner Cable, Inc. – Class A	102,700	7,930,494
Time Warner, Inc.	41,200	1,500,916
Viacom, Inc. – Class B	93,400	4,708,294

		42,740,039

Specialty Retail – 5.0%
Foot Locker, Inc.	170,600	4,254,764
GameStop Corp. – Class A(a)	53,300	1,491,334
Gap, Inc. (The)	182,000	3,530,800
Limited Brands, Inc.	72,100	2,881,116
Lowe’s Cos., Inc.	162,900	3,932,406
Office Depot, Inc.(a)	448,250	1,887,132
Ross Stores, Inc.	29,400	2,409,624
TJX Cos., Inc.	45,100	2,391,202

		22,778,378

		81,759,336

Health Care – 16.9%
Biotechnology – 2.2%
Amgen, Inc.(a)	76,200	4,613,148
Gilead Sciences, Inc.(a)	127,600	5,326,024

		9,939,172

Health Care Providers & Services – 3.6%
Aetna, Inc.	27,900	1,218,672

ALLIANCEBERNSTEIN VALUE FUND •	9

Portfolio of Investments

Company	Shares	U.S. $ Value

Health Net, Inc.(a)	63,200	$2,028,088
UnitedHealth Group, Inc.	84,900	4,155,855
WellPoint, Inc.	111,600	8,723,772

		16,126,387

Pharmaceuticals – 11.1%
AstraZeneca PLC (Sponsored ADR)	150,100	7,865,240
Forest Laboratories, Inc.(a)	20,300	731,206
Johnson & Johnson	226,100	15,214,269
Merck & Co., Inc.	205,700	7,559,475
Pfizer, Inc.	877,500	18,822,375

		50,192,565

		76,258,124

Energy – 15.8%
Energy Equipment & Services – 2.7%
Ensco PLC (Sponsored ADR)	86,400	4,606,848
McDermott International, Inc.(a)	97,385	2,066,510
Nabors Industries Ltd.(a)	127,200	3,547,608
Transocean Ltd.	32,100	2,224,851

		12,445,817

Oil, Gas & Consumable Fuels – 13.1%
Chevron Corp.	120,400	12,631,164
ConocoPhillips	122,700	8,984,094
Devon Energy Corp.	110,900	9,323,363
Hess Corp.	67,200	5,310,816
Marathon Oil Corp.	179,500	9,723,515
Murphy Oil Corp.	12,000	826,680
Newfield Exploration Co.(a)	58,200	4,341,138
Nexen, Inc. (New York)	238,600	5,511,660
Tesoro Corp.(a)	60,300	1,471,320
Valero Energy Corp.	37,300	1,025,750

		59,149,500

		71,595,317

Financials – 13.8%
Capital Markets – 0.4%
Morgan Stanley	68,700	1,659,792

Commercial Banks – 2.0%
Wells Fargo & Co.	324,900	9,217,413

Consumer Finance – 0.4%
Capital One Financial Corp.	30,100	1,635,634

Diversified Financial Services – 7.7%
Bank of America Corp.	511,800	6,013,650
Citigroup, Inc.	304,700	12,538,405
JPMorgan Chase & Co.	347,100	15,008,604
Moody’s Corp.	33,400	1,332,994

		34,893,653

10	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

Insurance – 3.3%
ACE Ltd.	58,600	$4,032,852
Allstate Corp. (The)	38,900	1,220,682
Berkshire Hathaway, Inc.(a)	31,200	2,466,984
Travelers Cos., Inc. (The)	115,200	7,151,616

		14,872,134

		62,278,626

Consumer Staples – 8.6%
Beverages – 0.9%
Constellation Brands, Inc. – Class A(a)	196,200	4,308,552

Food & Staples Retailing – 1.3%
Kroger Co. (The)	221,500	5,497,630
Safeway, Inc.	26,300	649,610

		6,147,240

Food Products – 3.0%
Archer-Daniels-Midland Co.	42,400	1,374,184
Bunge Ltd.	85,300	6,350,585
ConAgra Foods, Inc.	79,200	2,014,056
Smithfield Foods, Inc.(a)	104,200	2,182,990
Tyson Foods, Inc. – Class A	77,500	1,474,050

		13,395,865

Household Products – 1.9%
Procter & Gamble Co. (The)	128,600	8,616,200

Tobacco – 1.5%
Altria Group, Inc.	236,700	6,641,802

		39,109,659

Industrials – 7.8%
Aerospace & Defense – 2.8%
Huntington Ingalls Industries, Inc.(a)	21,416	783,183
Northrop Grumman Corp.	128,500	8,389,765
Raytheon Co.	71,000	3,576,980

		12,749,928

Airlines – 0.8%
Delta Air Lines, Inc.(a)	367,000	3,699,360

Industrial Conglomerates – 2.2%
General Electric Co.	510,900	10,034,076

Machinery – 2.0%
Eaton Corp.	16,700	862,889
Ingersoll-Rand PLC	118,900	5,933,110
Parker Hannifin Corp.	21,400	1,901,390

		8,697,389

		35,180,753

Information Technology – 5.4%
Communications Equipment – 1.1%
Motorola Solutions, Inc.(a)	100,700	4,820,509

ALLIANCEBERNSTEIN VALUE FUND •	11

Portfolio of Investments

Company	Shares	U.S. $ Value

Computers & Peripherals – 2.0%
Dell, Inc.(a)	294,500	$4,735,560
Hewlett-Packard Co.	111,300	4,160,394

		8,895,954

Electronic Equipment, Instruments & Components – 1.2%
Corning, Inc.	166,500	3,354,975
TE Connectivity Ltd.	63,800	2,349,754

		5,704,729

Semiconductors & Semiconductor Equipment – 1.1%
Intel Corp.	131,300	2,955,563
Lam Research Corp.(a)	48,900	2,298,056

		5,253,619

		24,674,811

Telecommunication Services – 5.3%
Diversified Telecommunication Services – 5.3%
AT&T, Inc.	508,500	16,048,260
CenturyLink, Inc.	122,600	5,295,094
Verizon Communications, Inc.	69,500	2,566,635

		23,909,989

Materials – 3.8%
Chemicals – 2.1%
Dow Chemical Co. (The)	181,100	6,543,143
LyondellBasell Industries NV	69,100	3,027,271

		9,570,414

Metals & Mining – 1.7%
Alcoa, Inc.	267,000	4,488,270
Commercial Metals Co.	55,900	832,351
Reliance Steel & Aluminum Co.	26,800	1,380,468
Steel Dynamics, Inc.	42,200	721,620

		7,422,709

		16,993,123

Utilities – 2.9%
Electric Utilities – 0.7%
Edison International	78,900	3,105,504

Gas Utilities – 0.6%
UGI Corp.	84,900	2,783,022

Multi-Utilities – 1.6%
CMS Energy Corp.	138,100	2,753,714
DTE Energy Co.	84,200	4,346,404

		7,100,118

		12,988,644

Total Common Stocks (cost $372,489,678)		444,748,382

12	• ALLIANCEBERNSTEIN VALUE FUND

Portfolio of Investments

Company	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.3%
Investment Companies – 5.3%
AllianceBernstein Fixed-Income Shares, Inc.- Government STIF Portfolio, 0.09%(b) (cost $24,148,604)	24,148,604	$24,148,604

Total Investments – 103.7% (cost $396,638,282)		468,896,986
Other assets less liabilities – (3.7)%		(16,812,612)

Net Assets – 100.0%		$452,084,374

(a)	Non-income producing security.

(b)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	13

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

May 31, 2011 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $372,489,678)	$444,748,382
Affiliated issuers (cost $24,148,604)	24,148,604
Receivable for investment securities sold	2,252,062
Dividends receivable	876,077
Receivable for shares of beneficial interest sold	534,099

Total assets	472,559,224

Liabilities
Payable for investment securities purchased	19,150,194
Payable for shares of beneficial interest redeemed	874,572
Advisory fee payable	204,883
Transfer Agent fee payable	53,506
Distribution fee payable	41,096
Administrative fee payable	24,894
Accrued expenses	125,705

Total liabilities	20,474,850

Net Assets	$452,084,374

Composition of Net Assets
Paid-in capital	$649,091,903
Undistributed net investment income	2,104,344
Accumulated net realized loss on investment and foreign currency transactions	(271,370,577)
Net unrealized appreciation on investments	72,258,704

$452,084,374

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$74,137,310	7,584,854	$9.77	*

B	$8,678,983	888,818	$9.76

C	$21,753,428	2,236,506	$9.73

Advisor	$336,107,980	34,326,624	$9.79

R	$3,407,635	352,546	$9.67

K	$5,728,828	594,208	$9.64

I	$2,270,210	233,540	$9.72

*	The maximum offering price per share for Class A shares was $10.20 which reflects a sales charge of 4.25%.

See notes to financial statements.

14	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2011 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $6,706)	$4,570,863
Affiliated issuers	4,043	$4,574,906

Expenses
Advisory fee (see Note B)	1,268,473
Distribution fee—Class A	114,315
Distribution fee—Class B	49,483
Distribution fee—Class C	112,726
Distribution fee—Class R	8,644
Distribution fee—Class K	6,672
Transfer agency—Class A	49,934
Transfer agency—Class B	10,820
Transfer agency—Class C	17,488
Transfer agency—Advisor Class	223,797
Transfer agency—Class R	4,495
Transfer agency—Class K	5,338
Transfer agency—Class I	235
Custodian	71,137
Registration fees	65,403
Administrative	38,396
Printing	26,373
Trustees’ fees	26,205
Legal	23,854
Audit	21,184
Miscellaneous	9,022

Total expenses	2,153,994
Less: expenses waived by the Distributor (see Note C)	(34,638)

Net expenses		2,119,356

Net investment income		2,455,550

Realized and Unrealized Gain on Investment and Foreign Currency Transactions
Net realized gain on:
Investment transactions		28,169,284
Foreign currency transactions		181
Net change in unrealized appreciation/depreciation of investments		36,504,337

Net gain on investment and foreign currency transactions		64,673,802

Net Increase in Net Assets from Operations		$67,129,352

See notes to financial statements.

ALLIANCEBERNSTEIN VALUE FUND •	15

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010
Increase in Net Assets from Operations
Net investment income	$2,455,550	$5,569,849
Net realized gain on investment and foreign currency transactions	28,169,465	4,113,873
Net change in unrealized appreciation/depreciation of investments	36,504,337	15,178,802

Net increase in net assets from operations	67,129,352	24,862,524
Dividends to Shareholders from
Net investment income
Class A	(758,719)	(1,600,309)
Class B	(90,162)	(288,710)
Class C	(38,282)	(243,267)
Advisor Class	(4,401,902)	(6,505,730)
Class R	(26,734)	(44,187)
Class K	(53,972)	(102,998)
Class I	(30,833)	(454,932)
Transactions in Shares of Beneficial Interest
Net decrease	(50,483,863)	(109,085,741)
Capital Contributions
Proceeds from third party regulatory settlement (see Note E)	– 0	–	9,830

Total increase (decrease)	11,244,885	(93,453,520)
Net Assets
Beginning of period	440,839,489	534,293,009

End of period (including undistributed net investment income of $2,104,344 and $5,049,398, respectively)	$452,084,374	$440,839,489

See notes to financial statements.

16	• ALLIANCEBERNSTEIN VALUE FUND

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

May 31, 2011 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the “Trust”) was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small/Mid Cap Value Fund and the AllianceBernstein Value Fund (the “Funds”). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the “Fund”). The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Mutual Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or

ALLIANCEBERNSTEIN VALUE FUND •	17

Notes to Financial Statements

are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Trust’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To

18	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The U.S. GAAP disclosure requirements establish a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2011:

Investments in Securities	Level 1	Level 2	Level 3	Total
Assets:
Common Stocks	$444,748,382	$—	$—	$444,748,382
Short-Term Investments	24,148,604	—	—	24,148,604

Total Investments in Securities	468,896,986	—	—	468,896,986
Other Financial Instruments*	—	—	—	—

Total	$468,896,986	$—	$—	$468,896,986

*	Other financial instruments are derivative instruments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

ALLIANCEBERNSTEIN VALUE FUND •	19

Notes to Financial Statements

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Trust are charged to each Fund in proportion to each Fund’s respective net assets. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

20	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .55% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2011, such fee amounted to $38,396.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $171,268 for the six months ended May 31, 2011.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $488 from the sale of Class A shares and received $1,569, $1,981 and $543 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended May 31, 2011.

The Fund may invest in the AllianceBernstein Fixed-Income Shares, Inc. – Government STIF Portfolio, an open-end management investment company managed by the Adviser. The Government STIF Portfolio is offered as a cash management option to mutual funds and other institutional accounts of the Adviser, and is not available for direct purchase by members of the public. The Government STIF Portfolio pays no investment management fees but does bear its own expenses. A summary of the Fund’s transactions in shares of the Government STIF Portfolio for the six months ended May 31, 2011 is as follows:

Market Value November 30, 2010 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value May 31, 2011 (000)	Dividend Income (000)
$ 13,718	$100,415	$89,984	$24,149	$4

ALLIANCEBERNSTEIN VALUE FUND •	21

Notes to Financial Statements

Brokerage commissions paid on investment transactions for the six months ended May 31, 2011 amounted to $243,208, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to both Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. As of November 1, 2005, with respect to Class B shares, payments to the Distributor are voluntarily being limited to .30% of the average daily net assets attributable to Class B shares. For the period August 1, 2007 through July 31, 2008, with respect to Class K shares, payments to the Distributor were voluntarily limited to 0% of the average daily net assets attributable to Class K shares. The fees are accrued daily and paid monthly. For the six months ended May 31, 2011, such waiver amounted to $34,638. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $483,963, $840,097, $120,981, and $49,902 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2011 were as follows:

	Purchases		Sales
Investment securities (excluding
U.S. government securities)	$124,800,093		$170,781,060
U.S. government securities	– 0	–	– 0	–

22	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$83,541,907
Gross unrealized depreciation	(11,283,203)

Net unrealized appreciation	$72,258,704

1. Derivative Financial Instruments

The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of its portfolio, to replace more traditional direct investments, or to obtain exposure to otherwise inaccessible markets.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2011.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Shares of Beneficial Interest

Transactions in shares of beneficial interest for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class A
Shares sold	354,016	857,010	$3,349,371	$7,150,802

Shares issued in reinvestment of dividends	75,320	171,944	680,135	1,427,128

Shares converted from Class B	179,732	768,798	1,714,905	6,396,406

Shares redeemed	(1,662,770)	(5,880,167)	(15,712,644)	(49,356,353)

Net decrease	(1,053,702)	(4,082,415)	$(9,968,233)	$(34,382,017)

ALLIANCEBERNSTEIN VALUE FUND •	23

Notes to Financial Statements

	Shares		Amount
	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010	Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30, 2010

Class B
Shares sold	13,969	69,832	$132,548	$589,566

Shares issued in reinvestment of dividends	9,133	31,508	82,385	261,204

Shares converted to Class A	(179,884)	(770,153)	(1,714,905)	(6,396,406)

Shares redeemed	(147,592)	(530,275)	(1,390,178)	(4,433,614)

Net decrease	(304,374)	(1,199,088)	$(2,890,150)	$(9,979,250)

Class C
Shares sold	58,265	147,296	$541,885	$1,238,759

Shares issued in reinvestment of dividends	3,729	25,843	33,601	213,979

Shares redeemed	(434,426)	(980,693)	(4,070,940)	(8,158,701)

Net decrease	(372,432)	(807,554)	$(3,495,454)	$(6,705,963)

Advisor Class
Shares sold	3,242,262	10,174,054	$30,635,845	$85,338,853

Shares issued in reinvestment of dividends	192,461	340,067	1,737,923	2,825,958

Shares redeemed	(6,928,493)	(14,761,718)	(65,665,235)	(124,510,759)

Net decrease	(3,493,770)	(4,247,597)	$(33,291,467)	$(36,345,948)

Class R
Shares sold	6,527	110,378	$(62,706)	$922,715

Shares issued in reinvestment of dividends	32,594	5,369	426,883	44,187

Shares redeemed	(93,697)	(96,040)	(871,347)	(798,783)

Net increase (decrease)	(54,576)	19,707	$(507,170)	$168,119

Class K
Shares sold	118,851	112,791	$1,121,712	$942,857

Shares issued in reinvestment of dividends	6,057	12,576	53,971	102,996

Shares redeemed	(132,810)	(248,091)	(1,207,172)	(2,083,090)

Net decrease	(7,902)	(122,724)	$(31,489)	$(1,037,237)

Class I
Shares sold	(45,127)	281,993	$(370,032)	$2,347,719

Shares issued in reinvestment of dividends	47,294	52,838	390,062	435,387

Shares redeemed	(33,825)	(2,848,221)	(319,930)	(23,586,551)

Net decrease	(31,658)	(2,513,390)	$(299,900)	$(20,803,445)

24	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

For the year ended November 30, 2010, the Fund received $9,830 related to a third-party’s settlement of regulatory proceedings involving allegations of improper trading. This amount is presented in the Fund’s statement of changes in net assets. Neither the Fund nor its affiliates were involved in the proceedings or the calculation of the payment.

NOTE F

Risks Involved in Investing in the Fund

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involve special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected in the statement of assets and liabilities.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $140 million revolving credit facility (the “Facility”)

ALLIANCEBERNSTEIN VALUE FUND •	25

Notes to Financial Statements

intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2011.

NOTE H

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2011 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2010 and November 30, 2009 were as follows:

	2010	2009
Distributions paid from:
Ordinary income	$9,240,133	$19,776,362

Total taxable distributions	9,240,133	19,776,362

Total distributions paid	$9,240,133	$19,776,362

As of November 30, 2010, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$5,049,398
Accumulated capital and other losses	(299,138,298	)(a)
Unrealized appreciation/(depreciation)	35,352,622	(b)

Total accumulated earnings/(deficit)	$(258,736,278)

(a)

On November 30, 2010, the Fund had a net capital loss carryforward for federal income tax purposes of $299,138,298 of which $88,274,311 expires in the year 2016, and $210,863,987 expires in the year 2017. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $2,778,344.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE I

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

26	• ALLIANCEBERNSTEIN VALUE FUND

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.54		$ 8.27		$ 7.08		$ 14.00	$ 14.65	$ 13.25

Income From Investment Operations
Net investment income(a)	.04		.08		.13		.24	.24	.21
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		.32		1.30		(5.95)	(.23)	2.09

Net increase (decrease) in net asset value from operations	1.32		.40		1.43		(5.71)	.01	2.30

Less: Dividends and Distributions
Dividends from net investment income	(.09)		(.13)		(.24)		(.27)	(.19)	(.20)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.09)		(.13)		(.24)		(1.21)	(.66)	(.90)

Net asset value, end of period	$ 9.77		$ 8.54		$ 8.27		$ 7.08	$ 14.00	$ 14.65

Total Return
Total investment return based on net asset value(b)	15.53%		4.92	%*	21.01	%*	(44.60)%*	(.01)%	18.47%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$74,137		$73,768		$105,214		$112,991	$367,098	$314,824
Ratio to average net assets of:
Expenses	1.10	%(c)	1.11	%(d)	1.12%		1.07%	1.02%	1.04	%(d)
Net investment income	.88	%(c)	.97	%(d)	1.87%		2.17%	1.62%	1.44	%(d)
Portfolio turnover rate	28%		64%		58%		23%	28%	19%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	27

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class B
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.52	$ 8.26	$ 7.08	$ 13.99	$ 14.60	$ 13.12

Income From Investment Operations
Net investment income(a)(e)	.04	.07	.13	.23	.23	.18
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28	.31	1.29	(5.95)	(.23)	2.10

Net increase (decrease) in net asset value from operations	1.32	.38	1.42	(5.72)	– 0	–	2.28

Less: Dividends and Distributions
Dividends from net investment income	(.08)	(.12)	(.24)	(.25)	(.14)	(.10)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.08)	(.12)	(.24)	(1.19)	(.61)	(.80)

Net asset value, end of period	$ 9.76	$ 8.52	$ 8.26	$ 7.08	$ 13.99	$ 14.60

Total Return
Total investment return based on net asset value(b)	15.53%	4.68	%*	20.87	%*	(44.63	)%*	(.06)%	18.40%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$8,679	$10,169	$19,749	$33,655	$108,851	$153,836
Ratio to average net assets of:
Expenses, net of waivers	1.19	%(c)	1.20	%(d)	1.21%	1.12%	1.05%	1.06	%(d)
Expenses, before waivers	1.89	%(c)	1.90	%(d)	1.91%	1.82%	1.75%	1.76	%(d)
Net investment income(e)	.79	%(c)	.88	%(d)	1.85%	2.13%	1.56%	1.39	%(d)
Portfolio turnover rate	28%	64%	58%	23%	28%	19%

See footnote summary on page 34.

28	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.46		$ 8.20		$ 6.99		$ 13.81	$ 14.51	$ 13.12

Income From Investment Operations
Net investment income(a)	.01		.02		.08		.16	.13	.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		.31		1.28		(5.89)	(.22)	2.09

Net increase (decrease) in net asset value from operations	1.29		.33		1.36		(5.73)	(.09)	2.18

Less: Dividends and Distributions
Dividends from net investment income	(.02)		(.07)		(.15)		(.15)	(.14)	(.09)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.02)		(.07)		(.15)		(1.09)	(.61)	(.79)

Net asset value, end of period	$ 9.73		$ 8.46		$ 8.20		$ 6.99	$ 13.81	$ 14.51

Total Return
Total investment return based on net asset value(b)	15.20%		4.07	%*	19.99	%*	(45.02)%*	(.70)%	17.61%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$21,753		$22,069		$28,010		$32,949	$97,436	$112,965
Ratio to average net assets of:
Expenses	1.83	%(c)	1.84	%(d)	1.85%		1.79%	1.73%	1.74	%(d)
Net investment income	.16	%(c)	.25	%(d)	1.15%		1.47%	.90%	.72	%(d)
Portfolio turnover rate	28%		64%		58%		23%	28%	19%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	29

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.57		$ 8.30		$ 7.13		$ 14.11	$ 14.75	$ 13.34

Income From Investment Operations
Net investment income(a)	.06		.11		.15		.27	.29	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		.32		1.31		(6.00)	(.23)	2.10

Net increase (decrease) in net asset value from operations	1.34		.43		1.46		(5.73)	.06	2.34

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.16)		(.29)		(.31)	(.23)	(.23)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.12)		(.16)		(.29)		(1.25)	(.70)	(.93)

Net asset value, end of period	$ 9.79		$ 8.57		$ 8.30		$ 7.13	$ 14.11	$ 14.75

Total Return
Total investment return based on net asset value(b)	15.73%		5.22	%*	21.36	%*	(44.50)%*	.31%	18.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$336,108		$324,070		$349,323		$285,379	$443,002	$390,462
Ratio to average net assets of:
Expenses	.80	%(c)	.81	%(d)	.81%		.77%	.72%	.74	%(d)
Net investment income	1.18	%(c)	1.27	%(d)	2.13%		2.52%	1.92%	1.76	%(d)
Portfolio turnover rate	28%		64%		58%		23%	28%	19%

See footnote summary on page 34.

30	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class R
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.44		$ 8.18		$ 7.02		$ 13.91	$ 14.60	$ 13.23

Income From Investment Operations
Net investment income(a)	.03		.05		.11		.20	.21	.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.27		.32		1.28		(5.90)	(.24)	2.08

Net increase (decrease) in net asset value from operations	1.30		.37		1.39		(5.70)	(.03)	2.24

Less: Dividends and Distributions
Dividends from net investment income	(.07)		(.11)		(.23)		(.25)	(.19)	(.17)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.07)		(.11)		(.23)		(1.19)	(.66)	(.87)

Net asset value, end of period	$ 9.67		$ 8.44		$ 8.18		$ 7.02	$ 13.91	$ 14.60

Total Return
Total investment return based on net asset value(b)	15.42%		4.58	%*	20.55	%*	(44.75)%*	(.33)%	18.01%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$3,408		$3,435		$3,169		$3,470	$5,940	$1,983
Ratio to average net assets of:
Expenses	1.43	%(c)	1.44	%(d)	1.38%		1.33%	1.32%	1.36	%(d)
Net investment income	.54	%(c)	.65	%(d)	1.63%		1.93%	1.43%	1.20	%(d)
Portfolio turnover rate	28%		64%		58%		23%	28%	19%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	31

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

Class K
Six Months Ended May 31, 2011 (unaudited)	Year Ended November 30,
2010	2009	2008	2007	2006

Net asset value, beginning of period	$ 8.43	$ 8.17	$ 7.03	$ 13.95	$ 14.59	$ 13.26

Income From Investment Operations
Net investment income(a)	.04	.08	.13	.26	(e)	.28	(e)	.20
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.26	.32	1.28	(5.93)	(.25)	2.09

Net increase (decrease) in net asset value from operations	1.30	.40	1.41	(5.67)	.03	2.29

Less: Dividends and Distributions
Dividends from net investment income	(.09)	(.14)	(.27)	(.31)	(.20)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.09)	(.14)	(.27)	(1.25)	(.67)	(.96)

Net asset value, end of period	$ 9.64	$ 8.43	$ 8.17	$ 7.03	$ 13.95	$ 14.59

Total Return
Total investment return based on net asset value(b)	15.51%	4.95	%*	20.96	%*	(44.59	)%*	.11%	18.51%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$5,729	$5,073	$5,926	$5,039	$12,195	$1,651
Ratio to average net assets of:
Expenses, net of waivers	1.12	%(c)	1.13	%(d)	1.08%	.88%	.83%	.99	%(d)
Expenses, before waivers	1.12	%(c)	1.13	%(d)	1.08%	1.07%	1.01%	.99	%(d)
Net investment income	.86	%(c)	.96	%(d)	1.85%	2.37	%(e)	1.99	%(e)	1.50	%(d)
Portfolio turnover rate	28%	64%	58%	23%	28%	19%

See footnote summary on page 34.

32	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

	Class I
	Six Months Ended May 31, 2011 (unaudited)		Year Ended November 30,
			2010		2009		2008	2007	2006

Net asset value, beginning of period	$ 8.50		$ 8.24		$ 7.09		$ 14.01	$ 14.66	$ 13.29

Income From Investment Operations
Net investment income(a)	.06		.11		.16		.28	.28	.24
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.28		.32		1.29		(5.95)	(.23)	2.09

Net increase (decrease) in net asset value from operations	1.34		.43		1.45		(5.67)	.05	2.33

Less: Dividends and Distributions
Dividends from net investment income	(.12)		(.17)		(.30)		(.31)	(.23)	(.26)
Distributions from net realized gain on investment transactions	– 0	–	– 0	–	– 0	–	(.94)	(.47)	(.70)

Total dividends and distributions	(.12)		(.17)		(.30)		(1.25)	(.70)	(.96)

Net asset value, end of period	$ 9.72		$ 8.50		$ 8.24		$ 7.09	$ 14.01	$ 14.66

Total Return
Total investment return based on net asset value(b)	15.85%		5.23	%*	21.48	%*	(44.39)%*	.26%	18.76%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,270		$2,255		$22,902		$60,713	$137,500	$148,342
Ratio to average net assets of:
Expenses	.69	%(c)	.70	%(d)	.69%		.65%	.72%	.74	%(d)
Net investment income	1.30	%(c)	1.37	%(d)	2.38%		2.59%	1.88%	1.77	%(d)
Portfolio turnover rate	28%		64%		58%		23%	28%	19%

See footnote summary on page 34.

ALLIANCEBERNSTEIN VALUE FUND •	33

Financial Highlights

(a)	Based on average shares outstanding.

(b)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Annualized.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Net of fees and expenses waived by Distributor.

*	Includes the impact of proceeds received and credited to the Fund resulting from class action settlements, which enhanced the Fund’s performance for the years ended November 30, 2010, November 30, 2009 and November 30, 2008 by 0.04%, 0.04% and 0.06%, respectively.

See notes to financial statements.

34	• ALLIANCEBERNSTEIN VALUE FUND

Financial Highlights

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Robert M. Keith, President and Chief Executive Officer

Garry L. Moody(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Joseph G. Paul(2), Senior Vice President

Christopher W. Marx(2), Vice President

John D. Phillips, Jr.(2) , Vice President

Greg J. Powell(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Phyllis J. Clarke, Controller

Custodian and Accounting Agent	Transfer Agent
State Street Bank and Trust Company One Lincoln Street Boston, MA 02111	AllianceBernstein Investor Services, Inc. P.O. Box 786003 San Antonio, TX 78278-6003 Toll-Free (800) 221-5672

Principal Underwriter AllianceBernstein Investments, Inc. 1345 Avenue of the Americas New York, NY 10105	Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

Legal Counsel
Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the U.S. Value Senior Investment Management Team. Messrs. Marx, Paul, Phillips and Powell are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

ALLIANCEBERNSTEIN VALUE FUND •	35

Board of Trustees

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested trustees (the “trustees”) of AllianceBernstein Trust (the “Trust”) unanimously approved the continuance of the Advisory Agreement with the Adviser in respect of AllianceBernstein Value Fund (the “Fund”) at a meeting held on May 3-5, 2011.

Prior to approval of the continuance of the Advisory Agreement, the trustees had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The trustees also reviewed an independent evaluation prepared by the Trust’s Senior Officer (who is also the Trust’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The trustees also discussed the proposed continuance in private sessions with counsel and the Trust’s Senior Officer.

The trustees considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as trustees or directors of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the trustees and its responsiveness, frankness and attention to concerns raised by the trustees in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The trustees noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The trustees also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the trustees considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the trustees’ determinations included the following:

Nature, Extent and Quality of Services Provided

The trustees considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research

36	• ALLIANCEBERNSTEIN VALUE FUND

capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The trustees also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the trustees on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The trustees noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Trust’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Trust’s other service providers, also were considered. The trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The trustees reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2009 and 2010 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Trust’s Senior Officer. The trustees reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The trustees noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency, distribution and brokerage services to the Fund. The trustees recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The trustees focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The trustees concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

Fall-Out Benefits

The trustees considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly

ALLIANCEBERNSTEIN VALUE FUND •	37

owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares, transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser, and brokerage commissions paid by the Fund to brokers affiliated with the Adviser. The trustees recognized that the Adviser’s profitability would be somewhat lower without these benefits. The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed performance information for the Fund at each regular Board meeting during the year. At the May 2011 meeting, the trustees reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Russell 1000 Value Index (the “Index”), in each case for the 1-, 3- and 5-year periods ended February 28, 2011 and (in the case of comparisons with the Index) the since inception period (March 2001 inception). The trustees noted that the Fund was in the 4th quintile of the Performance Group and the Performance Universe for the 1-year period, and in the 5th quintile of the Performance Group and the Performance Universe for the 3- and 5-year periods. The Fund lagged the Index in all periods. The trustees also reviewed performance information for periods ended March 31, 2011 (for which the data was not limited to Class A Shares), and noted that in the 3-month period the Fund had outperformed the Lipper Large Cap Value Funds Average and the Index. The trustees also took into account the Adviser’s recently implemented organizational and investment process changes that are intended to improve investment performance of its equity services. Based on their review and their discussion with the Adviser of the reasons for the Fund’s performance, the trustees retained confidence in the Adviser’s ability to advise the Fund. The trustees determined to continue to closely monitor the Fund’s performance.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The trustees also considered the fees the Adviser charges other clients pursuing an investment style substantially similar to that of the Fund. For this purpose, they reviewed the relevant fee information from the Adviser’s Form ADV and

38	• ALLIANCEBERNSTEIN VALUE FUND

the evaluation from the Trust’s Senior Officer disclosing the institutional fee schedule for institutional products managed by the Adviser that have an investment style substantially similar to that of the Fund. The trustees noted that the institutional fee schedule had breakpoints at lower asset levels than those in the fee schedule applicable to the Fund and that the application of the institutional fee schedule to the level of assets of the Fund would result in a fee rate lower than that in the Fund’s Advisory Agreement. The trustees noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the trustees and that they had previously discussed with the Adviser its policies in respect of such arrangements. The trustees also reviewed information that indicated that the Fund pays a higher fee rate than certain registered investment companies with an investment style similar to that of the Fund that are sub-advised by the Adviser. The trustees also noted that the Adviser advises a portfolio of another AllianceBernstein fund with an investment style substantially similar to that of the Fund for the same fee schedule as the Fund.

The Adviser reviewed with the trustees the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of the substantial differences in services rendered by the Adviser to institutional clients as compared to funds such as the Fund, the trustees considered these comparisons inapt and did not place significant weight on them in their deliberations.

The trustees also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The trustees noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary. The trustees view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others.

The trustees noted that, at the Fund’s current size, its contractual effective advisory fee rate of 55 basis points, plus the 2 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The trustees also noted that the Fund’s total expense ratio was lower than the Expense Group and the Expense Universe medians. The trustees concluded that the Fund’s expense ratio was satisfactory.

ALLIANCEBERNSTEIN VALUE FUND •	39

Economies of Scale

The trustees noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The trustees took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AllianceBernstein Funds, and by the Adviser concerning certain of its views on economies of scale. The trustees also had requested and received from the Adviser certain updates on economies of scale at the May 2011 meetings. The trustees believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The trustees noted that there is no established methodology for establishing breakpoints that give effect to fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The trustees observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The trustees also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the trustees concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

40	• ALLIANCEBERNSTEIN VALUE FUND

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Trust, Inc. (the “Trust”) in respect of AllianceBernstein Value Fund (the “Fund”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund, for the Trustees of the Fund, as required by a September 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;
2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

These factors, with the exception of the first factor, are generally referred to as the “Gartenberg factors,” which were articulated by the United States Court of Appeals for the Second Circuit in 1982. Gartenberg v. Merrill Lynch Asset Management, Inc., 694 F. 2d 923 (2d Cir. 1982). On March 30, 2010, the Supreme Court held the Gartenberg decision was correct in its basic formulation of what §36(b) requires: to face liability under §36(b), “an investment adviser

1	It should be noted that the information in the fee summary was completed on April 21, 2011 and discussed with the Board of Trustees on May 3-5, 2011.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratio rankings refer to the Class A shares of the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	41

must charge a fee that is so disproportionately large that it bears no reasonable relationship to the services rendered and could not have been the product of arms length bargaining.” Jones v. Harris Associates L.P., (No. 08-586), 130 U.S. 1418 (2010). In the Jones decision, the Court stated the Gartenberg approach fully incorporates the correct understanding of fiduciary duty within the context of section 36(b) and noted with approval that “Gartenberg insists that all relevant circumstances be taken into account” and “uses the range of fees that might result from arms-length bargaining as the benchmark for reviewing challenged fees.”

FUND ADVISORY FEES, NET ASSETS, & EXPENSE RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory fee schedule.3

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 03/31/11 ($MIL)	Fund
Value	55 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$464.7	Value Fund

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $77,922 (0.02% of the Fund’s average daily net assets) for such services.

Set forth below are the Fund’s total expense ratios for the most recently completed fiscal year:

Fund	Total Expense Ratio			Fiscal Year End
Value Fund	Advisor Class A Class B Class C Class R Class K Class I	0.81 1.11 1.90 1.84 1.44 1.13 0.70	% % % % % % %	November 30

3	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

42	• ALLIANCEBERNSTEIN VALUE FUND

I.	MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients and sub-advised investment companies include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, the Adviser is reimbursed for providing such services. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than managing that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

ALLIANCEBERNSTEIN VALUE FUND •	43

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, the Supreme Court has indicated consideration should be given to the advisory fees charged to institutional accounts with a similar investment style as the Fund.4 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fee based on March 31, 2011 net assets:5

Fund	Net Assets 03/31/11 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Effective Fund Adv. Fee
Value Fund	$464.7	Diversified Value 65 bp on 1st $25 million 50 bp on next $25 million 40 bp on next $50 million 30 bp on next $100 million 25 bp on the balance Minimum Account Size: $25m	0.312%	0.550%

The adviser also manages the AllianceBernstein Variable Products Series Fund, Inc. (“AVPS”), which is available through variable annuity and variable life contracts offered by other financial institutions and offers policyholders the option to utilize certain AVPS portfolios as the investment option underlying their insurance contracts. Set forth below is the fee schedule of the AVPS portfolio that has a substantially similar investment style as the Fund.6 Also shown is the Fund’s advisory fee and what would have been the effective advisory fee of the Fund had the AVPS fee schedule been applicable to the Fund:

Fund	AVPS Portfolio	Fee Schedule	Effective AVPS Adv. Fee	Fund Advisory Fee
Value Fund	Value Portfolio	0.55% on first $2.5 billion 0.45% on next $2.5 billion 0.40% on the balance	0.550%	0.550%

4

It should be noted that the Supreme Court stated that “courts may give such comparisons the weight that they merit in light of the similarities and differences between the services that the clients in question require, but the courts must be wary of inapt comparisons.” Among the significant differences the Supreme Court noted that may exist between services provided to mutual funds and institutional accounts are “higher marketing costs.” Jones v. Harris at 1428.

5	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship.

6	It should be noted that the AVPS portfolio was also affected by the settlement between the Adviser and the NYAG. As a result, the Fund has the same breakpoints in its advisory fee schedule as the AVPS portfolio.

44	• ALLIANCEBERNSTEIN VALUE FUND

The Adviser provides sub-advisory services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for each of these sub-advisory relationships. Also shown is the Fund’s advisory fee and what would have been the effective advisory fees of the Fund had the fee schedules of the sub-advisory relationships been applicable to the Fund based on March 31, 2011 net assets:

Fund		Fee Schedule	Effective Sub-Adv. Fee	Fund Advisory Fee
Value Fund	Client #1[7],[8]	0.49% on 1st $100 million 0.30% on next $100 million 0.25% on the balance	0.312%	0.550%

	Client #2	0.30% of average daily net assets	0.300%	0.550%

	Client #3	0.25% on 1st $500 million 0.20% on the balance	0.250%	0.550%

	Client #4	0.15% on 1st $1 billion 0.14% on next $2 billion 0.12% on next $2 billion 0.10% on the balance +/- Performance Fee	0.150%[9]	0.550%

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. In addition, to the extent that certain of these sub-advisory relationships are with affiliates of the Adviser, the fee schedules may not reflect arm’s-length bargaining or negotiations.

While it appears that certain sub-advisory relationships are paying a lower fee than the Fund, it is difficult to evaluate the relevance of such lower fees due to differences in terms of the services provided, risks involved and other competitive factors between the Fund and sub-advisory relationships. There could be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to managed investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other

7	The Fund is an affiliate of the Adviser.
8	Assets are aggregated with other similar managed accounts of the client for purposes of calculating the investment advisory fee.
9	The calculation excludes the performance fee.

ALLIANCEBERNSTEIN VALUE FUND •	45

investment companies for similar services offered by other investment advisers.10 Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)11 at the approximate current asset level of the Fund.12

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[13]	Lipper Exp. Group Median (%)	Rank
Value Fund	0.550	0.670	4/14

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund.14

Fund	Expense Ratio (%)[15]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Value Fund	1.114	1.143	7/14	1.195	26/78

10	It should be noted that the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since “these comparisons are problematic because these fees, like those challenged, may not be the product of the negotiations conducted at arms length.” Jones v. Harris at 1429.

11	It should be noted that Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratio than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

12	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” would mean that the Fund had the lowest effective fee rate in the Lipper peer group.

13	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services.

14	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

15	The total expense ratios shown are for the Fund’s most recent fiscal year end Class A shares.

46	• ALLIANCEBERNSTEIN VALUE FUND

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than it does on a total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Portfolio. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Fund’s profitability information, prepared by the Adviser for the Board of Trustees, was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2010, relative to 2009.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive and the relationship otherwise complies with the 40 Act restrictions. These affiliates provide transfer agent, distribution and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges (“CDSC”) and brokerage commissions. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur.

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2010, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $13.8 million for distribution services and educational support (revenue sharing payments).16

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

ALLIANCEBERNSTEIN VALUE FUND •	47

During the Fund’s most recently completed fiscal year, ABI received from the Fund $2,180, $692,484 and $14,562 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. During the Fund’s most recently completed fiscal year, ABIS received $384,910 in fees from the Fund.17

The Fund did not effect brokerage transactions and pay commissions to the Adviser’s affiliate, Sanford C. Bernstein & Co., LLC (“SCB & Co.”) and/or its U.K. affiliate, Sanford C. Bernstein Limited (“SCB Ltd.”), collectively “SCB,” during the Fund’s most recently completed fiscal year. The Adviser represented that SCB’s profitability from business conducted in the future with the Fund would be comparable to the profitability of SCB’s dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks (“ECNs”) derived from trading for its clients. These credits and charges are not being passed onto any SCB client. The Adviser also receives certain soft dollar benefits from brokers that execute agency trades for its clients. These soft dollar benefits reduce the Adviser’s cost of doing business and increase its profitability.

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms make such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occurs within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. There was no expense offset during the Fund’s most recently completed fiscal year.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

48	• ALLIANCEBERNSTEIN VALUE FUND

In February 2008, an independent consultant, retained by the Senior Officer, provided the Board of Trustees an update of the Deli19 study on advisory fees and various fund characteristics.20 The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Trustees.21 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund AUM, family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of the fund size and each Adviser’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $477 billion as of March 31, 2011, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

The information prepared by Lipper shows the 1, 3, and 5 year performance rankings of the Fund22 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)23 for the periods ended February 28, 2011.24

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	18.59	19.44	19.60	11/14	62/88
3 year	-3.18	0.72	0.55	14/14	78/83
5 year	-1.80	2.02	1.81	12/12	73/77

19	The Deli study was originally published in 2002 based on 1997 data.

20	As mentioned previously, the Supreme Court cautioned against accepting mutual fund fee comparisons without careful scrutiny since the fees may not be the product of negotiations conducted at arms length. See Jones V. Harris at 1429.

21	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

22	The performance rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund shown were provided by Lipper.

23	The Fund’s PG is identical to the Fund’s EG. The Fund’s PU is not identical to the Fund’s EU as the criteria for including/excluding a fund in a PU is somewhat different from that of an EU.

24	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the fund even if a fund had a different investment classification/objective at a different point in time.

ALLIANCEBERNSTEIN VALUE FUND •	49

Set forth below are the 1, 3, 5 year and since inception performance returns of the Fund (in bold)25 versus its benchmark.26 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.27

	Periods Ending February 28, 2011 Annualized Performance
				Since Inception (%)	Annualized		Risk Period (Year)
	1 Year (%)	3 Year (%)	5 Year (%)		Volatility (%)	Sharpe (%)

Value Fund	18.59	-3.18	-1.80	2.93	19.79	-0.10	5
Russell 1000 Value Index	22.16	-1.17	1.57	4.65	18.83	0.06	5
Inception Date: March 29, 2001

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arm’s-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: May 24, 2011

25	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

26	The Adviser provided Fund and benchmark performance return information for periods through February 28, 2011.

27	Fund and benchmark volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be regarded as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be regarded as better performing than a fund with a lower Sharpe Ratio.

50	• ALLIANCEBERNSTEIN VALUE FUND

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Conservative Wealth Strategy

Wealth Appreciation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Conservative Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Blended Style Funds

International Portfolio

Tax-Managed International Portfolio

U.S. Large Cap Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund

U.S. Strategic Research Portfolio

Global & International

Global Growth Fund

Global Thematic Growth Fund

Greater China ’97 Fund

International Discovery Equity Portfolio

International Focus 40 Portfolio

International Growth Fund

Value Funds

Domestic

Core Opportunities Fund

Equity Income Fund*

Growth & Income Fund

Small/Mid Cap Value Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Bond Inflation Strategy

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Unconstrained Bond Fund*

Municipal Bond Funds

Arizona California High Income Massachusetts Michigan Minnesota Municipal Bond Inflation Strategy	National New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

The Ibero-America Fund

Alternatives

Market Neutral Strategy-Global

Market Neutral Strategy-U.S.

Real-Asset Strategy*

Balanced

Balanced Shares

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to August 31, 2010, Equity Income Fund was named Utility Income Fund. Prior to September 27, 2010, Real-Asset Strategy was named Multi-Asset Inflation Strategy. Prior to February 3, 2011, Unconstrained Bond Fund was named Diversified Yield Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN VALUE FUND •	51

AllianceBernstein Family of Funds

NOTES

52	• ALLIANCEBERNSTEIN VALUE FUND

ALLIANCEBERNSTEIN VALUE FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

VAL-0152-0511

ITEM 2. CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Trust

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ ROBERT M. KEITH
Robert M. Keith
President

Date: July 25, 2011

By:	/s/ JOSEPH J. MANTINEO
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: July 25, 2011